                                                                   EXHIBIT 10.65



               __________________________________________________

                                  AGREEMENT OF
                             LIMITED PARTNERSHIP OF
                     @VENTURES FOREIGN EXPANSION FUND, L.P.
               __________________________________________________


                                 March 8, 2000

                                 AGREEMENT OF
                            LIMITED PARTNERSHIP OF
                    @VENTURES FOREIGN EXPANSION FUND, L.P.


                               TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
I.   DEFINITIONS...........................................................................  1

II.  FORMATION............................................................................. 12
     2.1  Purpose.......................................................................... 12
     2.2  Name............................................................................. 12
     2.3  Principal Place of Business...................................................... 13
     2.4  Registered Agent................................................................. 13
     2.5  Term............................................................................. 13
     2.6  Tax Returns...................................................................... 13

III. CAPITAL CONTRIBUTIONS; PARTNERS' ACCOUNTS............................................. 13
     3.1  Capital Commitments and Contributions............................................ 13
     3.2  Initial Capital Contribution of the Limited Partners............................. 14
     3.3  Other Capital Contributions by the Limited Partners.............................. 15
     3.4  Capital Accounts................................................................. 17
     3.5  Review or Modification of Capital Commitments.................................... 17
     3.6  Default in Capital Commitment.................................................... 18

IV.  BRIDGE FINANCING...................................................................... 20
     4.1  Extension of Bridge Financing.................................................... 20
     4.2  Funding of Bridge Financing...................................................... 20
     4.3  Permanent Bridge Financing....................................................... 21

V.   DISTRIBUTIONS; WITHHOLDING; VALUATION; ALLOCATIONS.................................... 21
     5.1  Withdrawal of Capital............................................................ 21
     5.2  Distributions Prior to Liquidation............................................... 21
     5.3  Distributions Upon Liquidation................................................... 23
     5.4  Distributions of Securities in Kind.............................................. 24
     5.5  Withholding...................................................................... 25
     5.6  Valuation........................................................................ 26
     5.7  Allocations of Operating Income and Loss and
          Investment Gain and Loss......................................................... 27
     5.8  Special Provisions............................................................... 28
     5.9  Special Provisions in the Event of Borrowings or a Section 754 Election.......... 30

VI.  MANAGEMENT; PAYMENT OF EXPENSES....................................................... 30
     6.1  Description of General Partner................................................... 30

       6.2    Management by the General Partner.........................................   30
       6.3    Powers of Limited Partners................................................   33
       6.4    Continuity Mode...........................................................   33
       6.5    Payment of Fees and Expenses..............................................   34

VII.   OTHER ACTIVITIES OF PARTNERS; CO-INVESTMENT OBLIGATION...........................   36
       7.1    Commitment of General Partner.............................................   36
       7.2    Dealings with Limited Partners............................................   36
       7.3    Investments by the Partnership, the Domestic Fund, CMG @ Ventures
                Expansion LLC and @Ventures Investors Expansion LLC.....................   37
       7.4    Co-investments by the Other Participating Funds...........................   38

VIII.  ADMISSIONS; ASSIGNMENTS; REMOVAL AND WITHDRAWALS.................................   39
       8.1    Admission of Additional General Partner...................................   39
       8.2    Admission of Additional Limited Partners..................................   39
       8.3    Assignment of Partnership Interest........................................   40
       8.4    Restrictions on Transfer..................................................   41
       8.5    Removal of General Partner................................................   41
       8.6    Withdrawals...............................................................   42

IX.    LIABILITY OF PARTNERS; INDEMNIFICATION...........................................   42
       9.1    Liability of General Partner..............................................   42
       9.2    Liability of Limited Partners.............................................   43
       9.3    Indemnification of the General Partner and Limited Partners...............   43
       9.4    Payment of Expenses.......................................................   44

X.     ACCOUNTING FOR THE PARTNERSHIP; REPORTS..........................................   45
       10.1   Accounting for the Partnership............................................   45
       10.2   Books and Records.........................................................   45
       10.3   Reports to Partners.......................................................   45
       10.4   Annual Meeting............................................................   46

XI.    DISSOLUTION AND WINDING UP.......................................................   46
       11.1   Termination...............................................................   46
       11.2   Winding Up................................................................   47
       11.3   Liquidating Trust.........................................................   47

XII.   MISCELLANEOUS....................................................................   48
       12.1   Registration of Securities................................................   48
       12.2   Entire Agreement..........................................................   48
       12.3   Voting; Amendments........................................................   48
       12.4   Severability..............................................................   49
       12.5   Notices...................................................................   49
       12.6   Heirs and Assigns; Execution..............................................   49

       12.7   Waiver of Partition..................................................   50
       12.8   Power of Attorney....................................................   50
       12.9   Headings.............................................................   50
       12.10  Further Actions......................................................   50
       12.11  Gender, Etc..........................................................   50
       12.12  Tax Matters Partner..................................................   50
       12.13  Applicable Law.......................................................   51
       12.14  Avoidance of Trade or Business Status; Service-Related Income........   51
       12.15  Confidentiality......................................................   52
       12.16  Favorable Arrangements...............................................   52
       12.17  Additional Co-Investments............................................   53

Schedule 1.........................................................................   55
Exhibit A - Form of Management Contract

                                 AGREEMENT OF
                            LIMITED PARTNERSHIP OF
                    @VENTURES FOREIGN EXPANSION FUND, L.P.



     AGREEMENT OF LIMITED PARTNERSHIP dated as of March 8, 2000 (the "Agreement"), by and among @Ventures Expansion Partners, LLC (referred to as the "General Partner"), and the undersigned limited partners (together with any other limited partner which may hereafter be admitted referred to as the "Limited Partners"). The General Partner and the Limited Partners are sometimes collectively referred to herein as the "Partners" and individually as a "Partner." Definitions of certain terms used in this Agreement are contained in
Article I.

     WHEREAS, @Ventures Expansion Fund, L.P. (the "Domestic Fund") was formed pursuant to a Certificate of Limited Partnership filed with the Office of the Secretary of State of the State of Delaware on February 10, 2000.

     WHEREAS, the General Partner and the Limited Partners desire to enter into an agreement of limited partnership to invest side-by-side with the Domestic Fund, and hereby form a limited partnership pursuant to and in accordance with the Delaware Revised Uniform Limited Partnership Act (6 Del. C. (S) 17-101, et seq.) (the "Delaware Act").

                                   AGREEMENT
                                   ---------

     In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      I.

                                  DEFINITIONS
                                  -----------

     As used herein, the following terms have the following meanings:

@Ventures Expansion:
-------------------

     @Ventures Expansion Partners, LLC, a Delaware limited liability company.

Accredited Investor:
-------------------

     An investor which qualifies as an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act.

Act:
---

     The Delaware Revised Uniform Limited Partnership Act, as amended from time to time.

Adjusted Capital Account Deficit:
--------------------------------

     With respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal year or other accounting period determined after (i) crediting to such Capital Account any amounts which such Partner is obligated to restore thereto hereunder or is deemed to be obligated to restore thereto pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations and (ii) debiting to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Treasury Regulations. The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

Affiliates:
----------

     With respect to any person, any officer, director, employee or general partner of, or any person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, such person. The General Partner and its individual members shall all be deemed Affiliates of one another.

Assignee:
--------

     As defined in Section 8.3.

Break-up Fee:
------------

     Any fee, reimbursement or other form of compensation payable by a third party as a result of the failure to consummate an investment.

Bridge Financing:
----------------

     As defined in Section 4.1.

Business Day:
-----------

     Any day, excluding Saturday, Sunday and any other day on which commercial banks in Boston, Massachusetts are authorized or required by law not to be open for business.

Capital Account:
---------------

     As defined in Section 3.4.

Capital Commitment:
------------------

     As defined in Section 3.1.

Capital Contribution:
--------------------

     As defined in Section 3.1.

Capital Contribution Allocable to Liquidated Portfolio Securities:
-----------------------------------------------------------------

     With respect to any Partner or class of Partners as of any time of determination, that portion of the Capital Contributions of such Partner or Partners equal to the cost basis of Portfolio Securities that have been liquidated or otherwise disposed of. Capital Contributions Allocable to Liquidated Portfolio Securities shall include (i) the unreimbursed cost to the Partnership of acquiring, holding and selling Portfolio Securities,
     (ii) any Deemed Portfolio Loss and (iii) that portion of the expenses of the Partnership described in Section 6.5.A(1) that is equal to the ratio of the cost basis of such liquidated Portfolio Security to the total Capital Commitments of the Partnership (provided, however, that in the case of the last investment by the Partnership in a Portfolio Security, any such expenses that have not previously been allocated shall be allocated in their entirety to such last investment for purposes of determining the Capital Contribution of the Partners allocable to such Portfolio Security). For the purposes of Section 5.2B(1), Capital Contributions Allocable to Liquidated Portfolio Securities shall be reduced by any Deemed Portfolio Loss previously distributed with respect to that security pursuant to
     Section 5.2B(1).

Capital Contribution Allocable to Portfolio Securities:
------------------------------------------------------

     With respect to any Partner or class of Partners as of any time of determination, (i) that portion of the Capital Contributions of such Partner or Partners that have been invested in Portfolio Securities, including the unreimbursed cost to the Partnership of acquiring, holding and selling Portfolio Securities (to the extent not paid by break-up and other fees as provided in Sections 6.5.E and 6.5.F), and (ii) that portion of the expenses of the Partnership described in Section 6.5.A(1) that is equal to the ratio of the cost basis of Portfolio Securities to the total Capital Commitments of the Partnership (provided, however, that in the case of the last investment by the Partnership in a Portfolio Security, any such expenses that have not previously been allocated shall be allocated in their entirety to such last investment for purposes of determining the Capital Contribution of the Partners allocable to such Portfolio Security).

CMGI:
----

     CMGI, Inc., a Delaware corporation.

CMGI Funds:
----------

     The Prior Funds and any other corporation, partnership or limited liability company organized by CMGI in order to facilitate its co-investment obligation under Section 7.3 hereof.

Code:
----

     The Internal Revenue Code of 1986, as amended.

Co-investment Obligation:
------------------------

     As defined in Section 7.3.

Committed Investment:
--------------------

     An investment in Portfolio Securities in which the Partnership had an obligation to invest as of the last day of the Commitment Period pursuant to either (i) a commitment to make an initial investment in a Portfolio Company or (ii) a commitment made at the time of the initial investment in a Portfolio Company.

Commitment Period:
-----------------

     The period from the Initial Closing Date to four years from such date.

Continuity Mode:
---------------

     Status which the Limited Partners can impose upon the Partnership in the event of a Triggering Event as described in Section 6.4.

Deemed Portfolio Loss:
---------------------

     As defined in Section 5.2.D.

Defaulting Partner:
------------------

     As defined in Section 3.6.

Dissolution Sale:
----------------

     Sales and liquidations by or on behalf of the Partnership of all or substantially all of its assets in connection with or in contemplation of the winding up of the Partnership.

Domestic Fund:
-------------

     @Ventures Expansion Fund, L.P., a Delaware limited partnership, which will co-invest with the Partnership in the acquisition of Portfolio Securities.

Eighty Percent (80%) in Interest of the Limited Partners:
--------------------------------------------------------

     At any time, those Limited Partners whose aggregate Percentage of Contributed Capital equals or exceeds eighty percent (80%).

Escrow Account:
--------------

     As defined in Section 5.2.F.

Expansion LLC:
-------------

     CMG @Ventures Expansion LLC or any other entity organized by CMGI in order to satisfy its co-investment obligation described in Section 7.3.

Financial Institution:
---------------------

     A bank, savings institution, trust company, insurance company, pension or profit sharing trust, or similar entity which is a member of any group of such persons, having assets of at least $100 million, or other entity (other than an individual) a substantial part of whose business consists of investing in, purchasing or selling the securities of others.

Follow-on Investment:
--------------------

     An investment, other than a Committed Investment, in Portfolio Securities of a Portfolio Company in which the Partnership holds, immediately prior thereto, Portfolio Securities.

General Partner:
---------------

     @Ventures Expansion Partners, LLC or any successor general partner of the Partnership.

Incentive Distributions:
-----------------------

     As defined in the last paragraph of Section 5.2.B.

Indemnitees:
-----------

     As defined in Section 9.3.

Initial Closing Date:
--------------------

     The first date on which any Limited Partner, other than the Initial Limited Partner, is admitted to the Partnership.

Investment Company Act:
----------------------

     The Investment Company Act of 1940, as amended.

Investment Gain:
---------------

     For any fiscal year or other accounting period of the Partnership, the amount, if any, by which the Partnership's gross taxable income and gains with respect to interests in Portfolio Companies exceed the Partnership's gross taxable deductions and losses with respect to such interests in Portfolio Companies. The following amounts shall be included in determining Investment Gain: (i) any interest, dividend or similar distribution with respect to Portfolio Securities, and (ii) any and all payments arising out of the disposition of Portfolio Securities, including without limitation any option payment, lump sum payment, principal or interest paid or imputed under any promissory note, and any payment made pursuant to a royalty or earn-out arrangement or similar form of contingent payment. Calculations of Investment Gain shall be consistent with calculations made for federal income tax purposes, except that Investment Gain shall be determined (w) by taking into account unrealized gains and losses with respect to Portfolio Securities that are revalued pursuant to the penultimate sentence of Section 3.4 or distributed in kind hereunder,
     (x) with reference to the book value rather than the adjusted tax basis of any Portfolio Security that has been revalued pursuant to the penultimate sentence of Section 3.4, (y) without regard to any amounts that are specially allocated pursuant to Sections 5.8. and 5.9 and (z) without giving effect to any adjustments made pursuant to Sections 743 or 734 of the Code. Notwithstanding the foregoing, Investment Gain shall not include
     (i) interest or dividends received from, or gain received upon the disposition of, Temporary Bridge Financing or Permanent Bridge Financing;
     (ii) the amount of any fees paid to the Partnership pursuant to Section 6.5.E, and (iii) the amount of any fees paid to the Partnership pursuant to
     Section 6.5.F.

Investment Loss:
---------------

     For any fiscal year or other accounting period of the Partnership, the amount, if any, by which the Partnership's gross taxable deductions and losses with respect to interests in Portfolio Companies exceed the Partnership's gross taxable income and gains with respect to interests in Portfolio Companies. Calculations of Investment Loss shall be consistent with calculations made for federal income tax purposes and with the calculation of Investment Gain.

Investment Receipts:
-------------------

     Amounts received by the Partnership with respect to (including payments and distributions on and proceeds of dispositions of) interests in and assets of Portfolio Companies, net of amounts necessary to pay all expenses, debts and obligations of the Partnership or to establish reserves therefor. Investment Receipts shall exclude (i) interest or dividends received from, or gain received upon the disposition of, Temporary or Permanent Bridge Financing, (ii) the amount of any fees paid to the Partnership pursuant to
     Section 6.5.E, and (iii) the amount of any fees paid to the Partnership pursuant to Section 6.5.F.

Investors LLC:
-------------

     @Ventures Expansion Investors LLC or any other entity or group of persons organized for the purpose of satisfying the Co-investment Obligation of the principals of CMGI and/or the Management Company or other persons rendering services to or for the benefit of the Partnership, as described in Section 7.3.

Liabilities:
-----------

     As defined in Section 9.3.

Limited Partners:
----------------

     As defined in the recitals.

Liquidated Portfolio Securities:
-------------------------------

     Portfolio Securities that have been liquidated or otherwise disposed of.

Majority in Interest of Limited Partners:
----------------------------------------

     At any time, those Limited Partners whose aggregate Percentage of Contributed Capital exceeds fifty percent (50%).

Management Company:
------------------

     @Ventures Expansion Management, LLC, a Delaware limited liability company.

Management Contract:
-------------------

     The management contract with the Management Company in the form attached hereto as Exhibit A.

Management Fee:
--------------

     The management fee payable by the Partnership to the Management Company pursuant to the Management Contract.

Marketable Securities:
---------------------

     Securities (i) that are freely tradeable pursuant to a registration under the Securities Act of 1933, as amended, or an exemption therefrom, (ii) that immediately after giving effect to their distribution will not be subject to any contractual restriction on transfer, (iii) that will be traded on a national securities exchange or reported through the National Association of Securities Dealers Automated Quotation System, and (iv) that may be sold without regard to volume limitations.

Net Investment Gain:
-------------------

     As of any time of determination, the amount, if any, by which the sum of the Investment Gains for all fiscal years and other accounting periods of the Partnership exceeds the sum of the Investment Losses for all fiscal years and other accounting periods of the Partnership.

Net Operating Income:
--------------------

     As of any time of determination, the amount, if any, by which the sum of the Operating Income for all fiscal years and other accounting periods of the Partnership exceeds the sum of the Operating Losses for all fiscal years and other accounting periods of the Partnership.

Operating Income (Loss):
-----------------------

     For any fiscal year or other accounting period of the Partnership the excess (deficiency) of all income and gains of the Partnership, from whatever source derived, over the losses and expenses borne by the Partnership (including the Management Fee), including any income, gain, losses or expenses relating to Temporary Bridge Financing or Permanent Bridge

     Financing but excluding Investment Gain (Loss) all as calculated for federal income tax purposes, except that Operating Income (Loss) shall be computed with the following adjustments: (i) income of the Partnership that is exempt from federal income tax and that is not otherwise taken into account in computing income or loss shall be added to Operating Income
     (Loss); (ii) expenditures of the Partnership that are neither deductible for Federal income tax purposes nor allowable as additions to the basis of Partnership property (or that are so treated pursuant to Section 1.704-1(b)(2)(iv)(i) of the Treasury Regulations) shall be subtracted from such taxable income or loss; and (iii) there shall not be taken into account any items that are specially allocated pursuant to Sections 5.8.A, 5.8.C, 5.8.D and 5.9.

Operating Receipts:
------------------

     All amounts received by the Partnership other than Investment Receipts, net of amounts necessary to pay all expenses, debts and obligations of the Partnership or to establish reserves therefor.

Partners:
--------

     As defined in the recitals hereof.

Partnership:
-----------

     @Ventures Foreign Expansion Fund, L.P., a Delaware limited partnership.

Percentage of Contributed Capital:
---------------------------------

     In the case of each Partner, except as provided in Sections 3.5 and 3.6, the Capital Contributions of such Partner divided by the sum of the Capital Contributions of all Partners.

Permanent Bridge Financing:
--------------------------

     As defined in Section 4.3.

Portfolio Companies:
-------------------

     Companies in which the Partnership makes investments in accordance with the provisions of this Agreement.

Portfolio Securities:
--------------------

     Equity and equity-related securities of Portfolio Companies in which the Partnership invests in accordance with the provisions of this Agreement. Temporary Bridge Financing and Permanent Bridge Financing shall not be considered to be Portfolio Securities except for the purpose of calculating the amount of Investment Receipts to be distributed and allocated pursuant to Sections 5.2.B(2) and 5.7.B(4).

Prior Funds:
-----------

     CMG@Ventures I, LLC, CMG@Ventures II, LLC, CMG @Ventures III, LLC, @Ventures III, L.P. and @Ventures Foreign Fund III, L.P.

Removal Date Securities:
-----------------------

     As defined in Section 8.5.

Securities Act:
--------------

     The Securities Act of 1933, as amended.

Special Limited Partner:
-----------------------

     As defined in Section 8.5.

Substitute Limited Partner:
--------------------------

     As defined in Section 8.3.

Subscription Agreement:
----------------------

     Each of the several Subscription Agreements between the Partnership and the Limited Partners.

Target Allocation:
-----------------

     With respect to any Partner as of the close of any fiscal year or other accounting period of the Partnership for which an allocation of Investment Loss is to be made pursuant to Section 5.7.C(1), the amount of Net Investment Gain that would then be allocated to such Partner if (i) the Net Investment Gain for all periods through the close of such fiscal year or other period were equal to the Net Investment Gain as of the close of the immediately preceding fiscal year or other accounting period of the Partnership less the amount of Investment Loss to be then allocated pursuant to Section 5.7.C(1) and (ii) the Net

     Investment Gain as then calculated pursuant to clause (i) were then allocated to the Partners pursuant to Sections 5.7.B(3), 5.7.B(4) and 5.7.B(5) as if there had been no prior allocations of Investment Gain or Investment Loss.

Temporary Bridge Financing:
--------------------------

     Bridge Financing that has not been converted into Permanent Bridge Financing pursuant to Section 4.3.

Temporary Investments:
---------------------

          (i) Investments in direct obligations of the United States of America, or obligations of any instrumentality or agency thereof payment of principal and interest of which is unconditionally guaranteed by the United States of America, all of such obligations having a final maturity not more than one year from the date of issue thereof;

          (ii) Investments in certificates of deposit or repurchase agreements having a final maturity not more than one year from the date of acquisition thereof issued by any bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus of at least $100 million;

          (iii) Investments in money market funds, provided that such funds invest primarily in government securities described in subparagraph (i) or in municipal obligations that receive a rating of AAA or AA, or Aaa or Aa from a nationally recognized financial rating service such as Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively;

          (iv) Investments in interest-bearing accounts of Financial Institutions; and

          (v) Commercial paper payable on demand or having a final maturity not more than one year from the date of acquisition thereof which has the highest credit rating by either Standard & Poor's Corporation or Moody's Investors Service, Inc.

Treasury Rate:
-------------

     An interest rate calculated quarterly at the average of the ninety (90) day United States Treasury Bill weekly auction rates for the preceding quarter.

Treasury Regulations:
--------------------

     Income Tax Regulations promulgated from time to time under the Code. References to specific sections of the Treasury Regulations shall be to such Sections as amended, supplemented or superseded by Treasury Regulations currently in effect.

Triggering Event:
----------------

     As defined in Section 6.4.

Two-Thirds in Interest of the Limited Partners:
----------------------------------------------

     Those Limited Partners whose aggregate Percentage of Contributed Capital equals or exceeds sixty-six and two-thirds percent (66 2/3%).

UBTI:
----

     Unrelated business taxable income as defined in Section 512 of the Code and including unrelated debt-financed income as defined in Section 514 of the Code.

                                      II.

                                   FORMATION
                                   ---------

     Section 2.1  Purpose.
                  -------

     Pursuant to the Act, the Partners hereby agree to form the Partnership as a limited partnership for the principal purpose of making equity and equity-related investments in Portfolio Companies, on a side-by-side basis with the Domestic Fund, managing, supervising and disposing of such investments, receiving the profits and losses therefrom, and engaging in activities necessarily incidental or ancillary thereto. The Partnership will invest solely in companies in which @Ventures III, L.P., @Ventures Foreign Fund, L.P., Expansion LLC and Investors LLC have previously invested.

     Section 2.2  Name.
                  ----

     The name of the Partnership will be "@VENTURES FOREIGN EXPANSION FUND, L.P." or such other name or names as the General Partner may from time to time designate.

     Section 2.3  Principal Place of Business.
                  ---------------------------

     The principal office of the Partnership will be located at 100 Brickstone Square, Andover, Massachusetts 01810, or such other location in the United States as the General Partner may from time to time determine. The General Partner shall give prompt notice of any change in the principal office of the Partnership to each Limited Partner.

     Section 2.4  Registered Agent.
                  ----------------

     The initial address of the Partnership's registered office in Delaware is 1209 Orange Street, Wilmington, County of New Castle, and its initial registered agent at such address for service of process is CT Corporation.

     Section 2.5   Term.
                   ----

     The Partnership shall continue in full force and effect until July 31, 2006, unless extended or until earlier terminated pursuant to Section 11.1.

     Section 2.6  Tax Returns.
                  -----------

     The Partnership shall not take any position in any federal or state income tax return that the Partnership is engaged in a trade or business unless there is a change in law which in the opinion of counsel to the Partnership would require such reporting.

                                     III.

                   CAPITAL CONTRIBUTIONS; PARTNERS' ACCOUNTS
                   -----------------------------------------

     Section 3.1  Capital Commitments and Contributions.
                  -------------------------------------

     Subject to the provisions of Sections 3.3 and 3.5, each Partner intends to make cash contributions to the capital of the Partnership in the amount set forth opposite its name on Schedule 1 attached hereto. The amount of such
                           ----------
commitment, reduced by any portion of the commitment which is released pursuant to Section 3.5 and increased or decreased by any amount pursuant to Section 3.6, is referred to herein as a "Capital Commitment." With respect to each Partner, the amount of capital contributed pursuant to such Capital Commitment and, after the end of the Commitment Period, amounts proportional to the Partner's Percentage of Contributed Capital that are reserved from Operating Receipts or Investment Receipts and invested in Follow-on Investments or Committed Investments, are referred to as "Capital Contributions." On any date when a Limited Partner makes a Capital Contribution to the Partnership, the General Partner shall contribute to the capital of the Partnership cash in such amount as is sufficient to cause the General Partner's Capital Contribution to equal one percent (1%) of the aggregate Capital Contributions of all Partners. The General Partner shall call for payment of the balance of each Partner's Capital Commitment as needed to fund the Partnership's investments in Portfolio Companies and other permitted uses under this Agreement in accordance with this
Article III; provided, however, that no call may be made at any time subsequent to the Commitment Period except to the extent necessary to (i) provide for the expenses of the Partnership including the Management Fee, (ii) make Committed Investments pursuant to Section 6.2.M or (iii) make Follow-on Investments pursuant to Section 6.2.L; and provided further, however, that mandatory capital contributions by the Limited Partners shall be required only for (x) funding the payment of Partnership expenses in accordance with Section 6.5 (but not including indemnification expenses pursuant to Section 9.3), and (y) the Management Fee. All such calls shall be made in writing to all Partners pro rata in proportion to their respective Capital Commitments and shall specify the intended use of such called capital, including in the case of a capital call to invest in a Portfolio Company the name of the Portfolio Company. Such calls shall be made at least ten (10) Business Days before the date on which the installment payable in response to that call is due. The Capital Contributions of a Partner shall not in any case exceed the Capital Commitment of such Partner except as such Partner may otherwise consent. No Capital Contribution returned to a Partner, other than a Capital Contribution that is allocable to a Temporary Bridge Financing which has been sold, refinanced or otherwise disposed of, shall be callable by the General Partner pursuant to this Section 3.1 again, except as such Partner may otherwise consent.

     Section 3.2  Initial Capital Contribution of the Limited Partners.
                  ----------------------------------------------------

     Upon formation of the Partnership, each Limited Partner shall pay a capital contribution (such Limited Partner's "Initial Contribution" and such date of payment being the "Initial Contribution Date") to the Partnership, by wire transfer or check, in an amount equal to such

Limited Partner's pro rata share (based upon Capital Commitments of the Limited Partners) of the initial Management Fee, calculated from March 8, 2000 of the Domestic Fund. In addition, each Limited Partner shall contribute capital to the Partnership in an amount equal to (i) such Limited Partner's pro rata share (based upon Capital Commitments of the Limited Partners) of the product of the Aggregate Partnership Percentage (as defined below) as of the time of such Initial Contribution multiplied by the aggregate original purchase price of the securities held by the Domestic Fund in which the Partnership determines to invest (as set forth below), plus (ii) interest calculated in the same manner as in Section 8.2 of this Agreement (as to additional Limited Partners), plus (iii) such Limited Partner's pro rata share (based upon Capital Commitments of the Limited Partners) of the organizational fees and expenses payable in accordance with Section 6.5. The General Partner and the Limited Partners shall follow the procedures set forth in Section 3.3 with respect to the securities held by the Domestic Fund on the date of formation of the Partnership in order to determine the securities in which the Partnership will invest and for which Partners will contribute capital. The Limited Partners shall fund the capital contribution described in this Section 3.2 within ten (10) business days of the date that the General Partner gives the Limited Partners written notice confirming the amount of such capital contribution. The General Partner shall cause the Domestic Fund to transfer the securities so acquired by the Partnership as soon as reasonably practicable following such capital contribution, such transfer to be effected in a manner reasonably satisfactory to the Limited Partners and their counsel. For purposes of this Article III, "Aggregate Partnership Percentage" equals the quotient, expressed as a percentage, of the aggregate Capital Commitments of all of the Partners of the Partnership, divided by the sum of the aggregate Capital Commitments of all of the Partners of the Partnership plus the aggregate capital commitments of all of the partners of the Domestic Fund.

     Section 3.3  Other Capital Contributions by the Limited Partners.
                  ---------------------------------------------------

     Capital contributions by the Limited Partners to fund investments of the Partnership shall be made from time to time in accordance with this Section 3.3.

     (a) The General Partner shall offer to the Partnership the opportunity to acquire its Aggregate Partnership Percentage of each investment opportunity offered to the Domestic Fund, including any Follow-on Investments, on the same terms and conditions as those offered to the Domestic Fund. In the event that a Majority in Interest of the Limited Partners of the Partnership desires to fund an investment, then each Limited Partner of the Partnership (including those who have not so notified the General Partner) shall be required to contribute capital to the Partnership in an amount equal to that portion of the investment which equals the product of (x) the quotient obtained by dividing its Capital Commitment by the Capital Commitments of all of the Partners times (y) the Partnership's aggregate investment amount ("Pro Rata Share"). The Partnership shall not make any investments in securities (other than Temporary Investments) without the prior written approval of a Majority in Interest of the Limited Partners of the Partnership as set forth in this Section 3.3. The General Partner's obligations under this Section 3.3 shall commence on the date hereof and shall continue throughout the term of the Partnership.

     (b) In connection with a proposed investment to be made by the Partnership, the General Partner shall give each Limited Partner a written investment memorandum (an "Investment Memo") summarizing such investment, and indicating the date on which a definitive decision shall be required by a Majority in Interest of the Limited Partners of the Partnership (the "Decision Date"), which shall be no less than 30 days from the date of delivery of the Investment Memo or Follow-On Investment Memo (as defined below), as the case may be, except in unusual or exigent circumstances where the requirements of the particular transaction dictate a shorter notice period, which circumstances shall be described in writing in the Investment Memo. The Investment Memo shall include (a) the name of the company in which such investment may be made, (b) a description of the business engaged in by such company, (c) the background and suitability of the portfolio company's senior management, (d) historical financial data for such company, if available, (e) financial forecasts, (f) the rationale for such investment, (g) the projected internal rate of return for such investment based on forecasted revenue, operating margins and net income and valuation multiples of revenue and net profit, (h) valuations, valuation multiples and operating results of comparable companies selected by the General Partner, (i) the proposed amount and terms of the proposed investment by the Domestic Fund and the Partnership, (j) the proposed use of proceeds by such company, (k) the projected future financing requirements of such company, (l) a description of such company's products and technology including an assessment of its advantages, (m) a description of such company's market, including estimates of the size of the current and future market, (n) descriptions of current and anticipated competitive companies and technologies, (o) risks and other issues of the investment, (p) the General Partner's expected action plan or agenda relating to the investment, (q) a capitalization table, reflecting the ownership of management and other investors and stock option plan(s), (r) a description of
(A) any interest in such company that is held by the General Partner or its Affiliates, and (B) any other affiliations known to the General Partner between such company and the General Partner, any Affiliate of the General Partner or any portfolio company in which one of the persons listed in the preceding clause
(A) has made an investment, and (s) any other information reasonably requested by the Limited Partners.

     (c) Prior to the closing of any investment to be made by the Domestic Fund in a Follow-on Investment, the General Partner shall deliver to each Limited Partner a written recommendation memorandum (a "Follow-On Investment Memo") summarizing such Follow-on Investment, and indicating the Decision Date therefor. Such Follow-on Investment Memo shall include (a) the name of the portfolio company, (b) the most recent financial data for the company, (c) the rationale for the Follow-on Investment, (d) the amount and terms of the proposed Follow-on Investment, (e) an update to the other information provided pursuant to subparagraph (ii), and (f) any other information reasonably requested by the Limited Partners.

     (d) Within three (3) business days of receipt of the Investment Memo or Follow-on Investment Memo, each Limited Partner shall notify the General Partner as to whether such Limited Partner will be able to reach a decision as to such investment on or before the Decision Date.

     (e) On or before the Decision Date, each Limited Partner shall notify the General Partner as to whether or not such Limited Partner will participate in such investment. If a Majority in Interest of the Limited Partners of the Partnership fails to provide to the General Partner an affirmative notice pursuant to this clause on or before the Decision Date, such failure shall be regarded as a waiver by all Limited Partners of their right to participate in such investment.

     (f) Any capital contribution agreed to be made by the Limited Partners pursuant to this Section 3.3 shall be made by check or wire transfer upon no less than ten (10) business days' prior written notice given by the General Partner.

     (g) Notwithstanding the above, with respect to the following Follow-on Investments, if (i) the initial Investment Memo provides the Limited Partners with the same type of information for any proposed Follow-On Investments as required in Investment Memos and Follow-On Investment Memos, plus information indicating the milestones and other goals for such portfolio company and a price range for the subsequent securities and market capitalization range for such portfolio company at the time of the Follow-On Investment, and (ii) the Limited Partners agree to fund the initial investment in such portfolio company based upon the comprehensive initial Investment Memo, and (iii) the General Partner provides the Limited Partners with a memorandum stating that such portfolio company has met such milestones and goals (or other equivalent progress) and the price of the securities in the Follow-On Investment and market capitalization of the portfolio company meet the ranges specified in the initial Investment Memo, then the Limited Partners Partners shall be required to fund such Follow-On Investment up to the amount specified in the initial Investment Memo.

     Section 3.4  Capital Accounts.
                  ----------------

     The Partnership shall establish and maintain a Capital Account for each Partner. A Partner's Capital Account shall be (i) increased by (a) the amount of such Partner's Capital Contributions, (b) such Partner's allocations of Operating Income and Investment Gain pursuant to Sections 5.7.A and 5.7.B, and
(c) items of income or gain specially allocated to such Partner pursuant to
Section 5.8 or 5.9, (ii) decreased by (x) the amount of money and the fair market value of any property distributed to such Partner by the Partnership, (y) such Partner's allocations of Operating Loss and Investment Loss pursuant to Sections 5.7.A and 5.7.C and (z) items of loss, deduction or expenditure specially allocated to such Partner pursuant to Section 5.8 or 5.9, and (iii) adjusted to reflect any liabilities that are assumed by such Partner or the Partnership or that are secured by property contributed by or distributed to such Partner, all in accordance with Sections 1.704-1(b)(2)(iv) and 1.704-2 of the Treasury Regulations. Except as otherwise provided in the Treasury Regulations, a transferee of an interest in the Partnership shall succeed to the Capital Account of its transferor to the extent allocable to the transferred interest. Notwithstanding any provision of this Agreement other than Section 5.4, the General Partner shall revalue Partnership properties, and make corresponding adjustments to the Partners' Capital Accounts, as prescribed by
Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations in connection with any contribution to or distribution by the Partnership of more than a de
                                                                           --
minimis amount of money or other property in exchange for an interest in the
-------
Partnership unless the General Partner reasonably determines that such revaluations and adjustments are not necessary to reflect the economic interests of the Partners in the Partnership. In addition, the book values of Partnership properties shall be increased or decreased, as the case may be, to reflect any adjustments to the adjusted tax bases of such properties pursuant to Section 734(b) or Section 743(b) of the Code to the extent that such basis adjustments are taken into account in determining Capital Account balances pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and have not been reflected in adjustments to the book values of such properties pursuant to the preceding sentence of this Section 3.4.

     Section 3.5  Review or Modification of Capital Commitments.
                  ---------------------------------------------

     Each Partner acknowledges that it is currently lawful for it to invest in the Partnership. Notwithstanding this acknowledgment and the provisions of this
Article III, no Partner shall be obligated to make any contribution of its Capital Commitment if at the time such contribution is due (i) such Partner is substantially likely to be prohibited from making investments in the Partnership under any applicable federal or state law or regulations thereunder then in effect, or (ii) if such Partner is a bank holding company, it has a significant, pre-existing and continuing relationship with a Portfolio Company in which the Partnership has proposed to invest (in each case, a "Modification Event"). In the case of a Modification Event, the affected Partner shall advise the General Partner of the specific terms of the Modification Event within five (5) Business Days of receiving the call notice pursuant to Article III. The General Partner shall promptly notify all other Partners of the alleged Modification Event. Unless (x) in the case of a Modification Event set forth in clauses (i) or (ii) above, the Partner asserting such Modification Event shall, at the request of the General Partner, have delivered to the General Partner an opinion from counsel reasonably satisfactory to the General Partner confirming the existence of such Modification Event or (y) in the case of a Modification Event set forth in clause (ii) above, the affected Partner shall have provided the General Partner with such information and material, including, at the request of the General Partner an opinion of counsel reasonably satisfactory to the General Partner confirming, in the sole discretion of the General Partner, the existence of this Modification Event, the General Partner may, as of the date on which the contribution at issue was due and upon fifteen (15) days notice to the affected Partner, reduce the Capital Account and percentage of Contributed Capital of such Partner by one fourth and correspondingly increase the Capital Account and Percentage of Contributed Capital of each other Partner in a manner similar to that provided in Section 3.6.B; provided, that the Partner asserting the prohibition shall not be deemed a Defaulting Partner, as defined in Section 3.6, for purposes of the provisions thereof.

     Notwithstanding the provisions of this Agreement, the General Partner may refuse to permit a Limited Partner to participate in an investment in a Portfolio Company if, in the sole discretion of the General Partner, such Limited Partner's participation would impair the ability of the Partnership or the General Partner or make it impractical or inadvisable as a result of regulatory or competitive considerations or otherwise to consummate or to maintain the investment in the Portfolio Company. In this event, at the time of providing call notices to the Limited Partners, the General Partner shall notify the affected Limited Partner of its non-participation in the proposed investment and give such Partner such information and material as the General Partner determines is sufficient to warrant the non-participation of such Partner in the investment. The decision of the General Partner to refuse a Limited Partner the opportunity to participate in an investment shall be in the sole discretion of the General Partner.

     Section 3.6  Default in Capital Commitment.
                  -----------------------------

     Except as provided in Section 3.5, in the event a Partner fails to fund its Capital Commitment as required under Sections 3.1 to 3.3 in a timely manner, and such failure continues for ten (10) Business Days after written notice of such failure from the General Partner (or for such longer period (not to exceed twenty (20) business days) as the General Partner may in its sole discretion permit under extraordinary circumstances), then such Partner which failed to make payment shall be a Defaulting Partner, and the following provisions of this
Section 3.6 shall apply:

     A. Whenever the vote, consent or decision of the Partners is required or permitted pursuant to this Agreement, any Defaulting Partner shall not be entitled to participate in such vote or consent, or to make such decision, and such vote, consent or decision shall be made as if such Defaulting Partner were not a Partner. Notwithstanding this prohibition, any such vote, consent or decision shall be binding upon such Defaulting Partner.

     B. The Defaulting Partner shall not be required to make any further Capital Contributions to the Partnership and shall be released from that portion of a Defaulting Partner's unfunded Capital Commitment (provided that such Defaulting Partner shall remain fully liable to the creditors of the Partnership to the extent of the installment of the Capital Commitment with respect to which the default occurred). Thereafter, the Defaulting Partner's Percentage of Contributed Capital in all investments made by the Partnership in Portfolio Companies after the date of default shall be zero, and the Percentages of Contributed Capital of the remaining Partners shall be adjusted accordingly.

     C. Except as set forth in this Section 3.6.C, the Defaulting Partner shall not be entitled to receive any distribution of Operating Receipts or Investment Receipts until the termination of the Partnership. The General Partner shall establish a separate escrow account with a Financial Institution into which will be deposited all of the distributions of Operating Receipts and Investment Receipts that the Defaulting Partner would otherwise be entitled to receive. Upon the liquidation of the Partnership, the Defaulting Partner will be entitled to receive from the separate escrow account, an amount equal to the lesser of
(i) seventy-five percent (75%) of the distributions it was otherwise entitled to receive with respect to investments in Portfolio Companies that were consummated prior to the date of the Defaulting Partner's default (without the addition of interest that accrued on the amounts held in the separate escrow account) and
(ii) its aggregate Capital Contributions to the Partnership reduced by all distributions made to the Defaulting Partner prior to the date of default. Any amounts remaining in the separate escrow account, including all interest earned on such amounts, shall thereafter be distributed to the General Partner to compensate the General Partner for any damages incurred as a result of the default and then to the non-defaulting Limited Partners in proportion to their respective Percentages of Contributed Capital recalculated as if the Defaulting Partner were not a Partner of the Partnership. The Defaulting Partner shall be allocated Operating Income and Loss and Investment Gain and Loss only with respect to investments in Portfolio Companies that were consummated prior to the date of the Defaulting Partner's default.

     D. The provisions of Sections 3.6.B and C shall not apply more than once to any Defaulting Partner.

     E. No Defaulting Partner shall be entitled to assign its interest in the Partnership in accordance with Section 8.3 without the consent of the General Partner, which it may withhold in its sole discretion.

     F.   No right, power or remedy available to the General Partner in this
Section 3.6 shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy available at law or in equity. No course of dealing between the General Partner and any Defaulting Partner, and no delay in exercising any right, power or remedy shall operate as a waiver or otherwise prejudice the exercise of such right, power or remedy.

     G.   Notwithstanding the remaining provisions of Section 3.6, this Section
3.6 shall only apply to a Partner's default relating to a mandatory capital contribution and not a discretionary capital contribution under Section 3.3 and the other provisions relating thereto.

                                      IV.

                               BRIDGE FINANCING
                               ----------------

     Section 4.1  Extension of Bridge Financing.
                  -----------------------------

     Solely in order to facilitate the making of investments in Portfolio Securities as expeditiously as practicable with the most favorable pricing reasonably available, the Partnership may from time to time provide interim financing ("Bridge Financing") to one or more Portfolio Companies until permanent financing is arranged. All such Bridge Financing shall be designated as such by the General Partner at the time it is first provided. All Bridge Financing will be senior to the permanent investment of the Partnership in such Portfolio Company, and bear interest or carry other compensation at rates not less favorable to the Partnership than those available from an unaffiliated Financial Institution. The General Partner will use its best efforts to cause Bridge Financing to be converted into Portfolio Securities, and if not so converted, to be sold or refinanced as promptly as practicable, and in any event will use its best efforts to cause such conversion, sale or refinancing to occur within one year after such Bridge Financing is first provided by the Partnership. Bridge Financing may be provided to any single Portfolio Company only to the extent that the sum of the Partnership's investment in such Portfolio Company, including Portfolio Securities, Bridge Financings and the amount of any guarantees, shall not exceed the lesser of (i) fifteen percent (15%) of the Partnership's aggregate Capital Commitments, or (ii) the remaining unfunded Commitments as of the date of such Bridge Financing.

     Section 4.2  Funding of Bridge Financing.
                  ---------------------------

     The Partnership may fund Bridge Financing by borrowing pursuant to Section 6.2.P from one or more Financial Institutions, by calling upon the Partners' Capital Commitments in accordance with Section 3.2, or by guarantying indebtedness incurred by the Portfolio Company with the written consent of Two-Thirds in Interest of the Limited Partners of this Partnership, in each case solely in order to facilitate the making of investments in Portfolio Securities as expeditiously as practicable with the most favorable pricing reasonably available. The proceeds of the sale, refinancing or other disposition of Temporary Bridge Financing which has been funded by the call of Capital Commitments shall, to the extent of the Partners' Capital Contributions allocable thereto, be returned to the Partners in proportion to such Partners' Capital Contributions allocable to such investment within five (5) days after the receipt thereof by the Partnership. The Partners' Capital Commitments remaining to be called shall thereafter include that portion of such allocable Capital Contributions returned.

     Section 4.3  Permanent Bridge Financing.
                  --------------------------

     If and to the extent that Temporary Bridge Financing is not converted into Portfolio Securities or sold or refinanced within one year after it is provided, it promptly shall be converted as of the end of such one year period into financing ("Permanent Bridge Financing") on terms and in proportions not less favorable to the Partnership, than those most recently offered by the Partnership to prospective investors during the period that the financing remained outstanding pursuant to Temporary Bridge Financing. If the Temporary Bridge Financing was funded through borrowings by a Portfolio Company guaranteed by the Partnership, the Partnership, shall purchase its portion of the Permanent Bridge Financing as if it were a permanent investment in a Portfolio Company.

                                      V.

              DISTRIBUTIONS; WITHHOLDING; VALUATION; ALLOCATIONS
              --------------------------------------------------

     Section 5.1  Withdrawal of Capital.
                  ---------------------

     No Partner shall have the right to withdraw capital from the Partnership or, except as otherwise set forth in this Agreement and the Act, to receive any distribution or return of its Capital Contribution.

     Section 5.2  Distributions Prior to Liquidation.
                  ----------------------------------

     A. Subject to Sections 5.3 and 5.4, and except to the extent deemed necessary by the General Partner to reserve for Committed Investments pursuant to 6.2.M, Operating Receipts for each fiscal year (or fractional portion thereof) shall be distributed to the Partners in proportion to their respective Percentages of Contributed Capital. Such distributions shall be made by the General Partner within ninety (90) days after the close of each fiscal year and at such other time or times as the General Partner shall determine.

     B. Subject to Sections 5.3 and 5.4, and except to the extent deemed necessary by the General Partner to reserve for Committed Investments pursuant to 6.2.M, the General Partner shall, each calendar quarter on or before the fifteenth day after the end of such quarter, make distributions of all Investment Receipts and shall distribute such Investment Receipts as follows:

          (1) First, to the Partners in proportion to their Percentages of
              -----
     Contributed Capital, until such Partners have received from all distributions then or theretofore made pursuant to this Section 5.2.B(1), on a cumulative basis, an amount of distributions equal to the sum of (i) their Capital Contributions Allocable to Liquidated Portfolio Securities and (ii) all Management Fees that have been paid out of the Capital Contributions of the Limited Partners to the Management Company as of any date on which a distribution pursuant to this Section 5.2 will be made;

          (2)  Second, twenty percent (20%) to the Partners in proportion to
               ------
     their Percentages of Contributed Capital and eighty percent (80%) to the General Partner until the General Partner has received pursuant to this
     Section 5.2.B(2) an amount of distributions equal to twenty percent (20%) of the amounts distributed to the Partners in proportion to their Percentages of Contributed Capital pursuant to (A) clause (i) of Section 5.2.B(1), but only to the extent of the amount of Capital Contributions Allocable to Portfolio Securities attributable to expenses set forth in Sections 6.5.A(1) and (4) that have been allocated to a particular Portfolio Security and (B) clause (ii) of Section 5.2.B(1); and

          (3)  Third, thereafter, eighty percent (80%) to the Partners in
               -----
     proportion to their Percentages of Contributed Capital and twenty percent (20%) to the General Partner.

     For purposes of this Agreement, all amounts distributed to the General Partner pursuant to Sections 5.2.B(2) and 5.2.B(3) (other than in proportion to its Percentage of Contributed Capital) shall be referred to herein as "Incentive Distributions."

     C. In addition to any other obligations hereunder, the General Partner shall endeavor (if practical and reasonable to do so in light of the circumstances of the Partnership) to distribute, if available, sufficient amounts of Operating Receipts and/or Investment Receipts to the Partners in accordance with this Article V to enable them to make timely payment of any Federal, state, local and foreign income tax liabilities incurred by them or their principals as a result of their participation in the Partnership.

     D. As of any date on which the General Partner determines to make a distribution of Investment Receipts, the General Partner shall determine, pursuant to Section 5.6, the fair market value of each investment in a Portfolio Company which has not been sold or disposed of. The extent to which the aggregate fair market values of all such investments are less than the aggregate cost bases of all such investments for book purposes shall constitute a "Deemed Portfolio Loss". That portion of each Liquidated Portfolio Security equal to the amount of Deemed Portfolio Loss allocated with respect thereto shall, upon the deemed or actual sale of that Liquidated Portfolio Security, be deemed to have been sold for an amount equal to the amount of Deemed Portfolio Loss and shall be deemed to have a tax basis of zero, and the tax basis of the remaining portion of the Liquidated Portfolio Security shall include the amount of such Deemed Portfolio Loss.

     E. If upon the liquidation of the Partnership the General Partner shall have received as Incentive Distributions under Section 5.2B(3) (that have not been recontributed to the Partnership pursuant to Section 5.3) an aggregate amount in excess of the amount the General Partner would have received as Incentive Distributions pursuant to Section 5.2B(3), including liquidating distributions, had the entire amount of Investment Receipts actually received by the Partnership been received by the Partnership on the date of liquidation of the Partnership, then the General

Partner shall, to the extent of all distributions received as Incentive Distributions pursuant to Section 5.2B(3) (that have not been recontributed to the Partnership pursuant to Section 5.3), pay to the Partners in proportion to their Percentages of Contributed Capital such excess.

     F. The General Partner shall establish in its name, but for the benefit of the Partners, a separate bank account at a Financial Institution (the "Escrow Account"), in which it will maintain an amount equal to the lesser of (i) twenty-five percent (25%) of all Incentive Distributions paid to the General Partner, and (ii) the amount required to be added to the fair market value of the existing Portfolio Securities of the Partnership, determined pursuant to
Section 5.6, so that the resulting total exceeds the total amount of Capital Contributions allocable to such investments by twenty-five percent (25%). Upon the liquidation of the Partnership, the General Partner shall distribute to the Partners from the Escrow Account, in proportion to their Percentages of Contributed Capital, that portion of the escrowed funds equal to the General Partner's required payment under Section 5.2.E, or if such required payment is in excess of such escrowed funds, the total amount held in such Escrow Account plus an amount, paid directly by the General Partner, that when added to the escrowed funds equals the General Partner's required payment pursuant to Section 5.2.E. Any funds held in the Escrow Account upon liquidation of the Partnership and after the required payment pursuant to this Section and Section 5.2.E shall be distributed immediately to the General Partner. The General Partner will direct the investment of amounts held in the Escrow Account, which shall in any event be made solely in investments qualifying as Temporary Investments. All income earned on the amounts retained in the Escrow Account shall be distributed at the end of each calendar quarter immediately to the General Partner.

     Section 5.3  Distributions Upon Liquidation.
                  ------------------------------

     Upon the liquidation of the Partnership, the assets of the Partnership shall first be applied to the payment of, or the establishment of adequate reserves or other provision for the payment of, the debts and obligations of the Partnership. Thereafter, there shall be made a final allocation of Operating Income or Loss and Investment Gain or Loss, as the case may be, and other items to the Partners' Capital Accounts in accordance with Section 5.7. If the General Partner has a negative balance in its Capital Account after such final allocation, it shall contribute to the Partnership an amount of cash equal to the excess of such negative balance over the amount that it is required to pay to the Partners pursuant to Section 5.2.E. Notwithstanding the foregoing, the General Partner's obligation to pay such excess pursuant to this Section 5.3 shall not inure to the benefit of, or be invoked or enforced by or for the benefit of, any creditor who has otherwise contractually obligated itself to look solely to all or a part of the assets of the Partnership and not to the assets of any Partner for satisfaction of any debt owed or owing to that creditor by the Partnership. The assets of the Partnership, including any Portfolio Securities, whether or not such securities are Marketable Securities (or the proceeds of sales or other dispositions in liquidation of assets of the Partnership) remaining after the payment or other provision for the Partnership's debts and obligations shall then be distributed to the Partners in proportion to the positive balances in their Capital Accounts, determined after the final allocation of Operating Income or Loss and Investment Gain or Loss, and of other items to Capital Accounts has been made;

provided that the name of the Partnership shall be transferred with a value of $1.00 ascribed thereto, to the General Partner. For purposes of making this distribution, such assets shall be valued pursuant to Section 5.6. Amounts reserved or set aside, in connection with the Partnership's liquidation, for the payment of Partnership debts and obligations, which are not utilized for such payment, shall be distributed to the Partners in the same proportions that such amounts would have been distributed hereunder if distributed upon the Partnership's liquidation, as soon as practicable.

     Section 5.4  Distributions of Securities in Kind.
                  -----------------------------------

     A. The General Partner shall distribute to the Partners as an Investment Receipt any Portfolio Securities that become Marketable Securities promptly upon their becoming Marketable Securities, when such a distribution would serve the best interests of the Partnership. Factors to be considered by the General Partner in making such a determination shall include (i) the fiduciary obligations owed to the stockholders of the issuer of such Marketable Securities by any Affiliate of the General Partner who may serve as a director of such issuer, and (ii) whether retention of such Marketable Securities shall serve the best interests of the Partnership by maintaining control of or influence over the issuer of the securities, stabilizing the market for such securities until such time as the securities are either distributed to the Partners pursuant to this Section 5.4 or are sold or otherwise disposed of or facilitating subsequent offerings by the issuer which shall include such Marketable Securities. The General Partner shall notify the Limited Partners each time a Portfolio Security becomes a Marketable Security. The General Partner shall not distribute Portfolio Securities that are not Marketable Securities at any time other than upon the liquidation of the Partnership.

     B. With respect to securities distributed in kind to the Partners in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such securities shall be deemed to be realized by the Partnership immediately prior to the liquidation or other distribution event; and (ii) such appreciation or depreciation shall be allocated to the Partners as part of the allocation of Investment Gain or Loss, as the case may be, for the year of the distribution in accordance with Section 5.7 hereof, and treating any property so distributed as a distribution of an amount in cash equal to the fair market value of the property determined pursuant to Section
5.6. For the purposes of this Section 5.4.B, "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the fair market value of such assets and the adjusted basis of such assets for federal income tax purposes (or, in the case of any asset that is reflected on the books of the Partnership at a value that is different from the Partnership's federal tax basis in such asset in compliance with the Treasury Regulations, the value of such asset as shown on the Partnership's books). This Section 5.4.B is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 5.4.B or elsewhere in this Agreement is intended to treat or cause such distributions to be treated as sales for value.

     C. If any Partner would otherwise receive a distribution of an amount of any securities that would cause such Partner to own or control in excess of the amount of such securities that it may lawfully own or control or which, by reason of any legal or contractual restriction, the General Partner may not distribute to such Partner, the Partner shall, solely for purposes of this Agreement, be treated as if it had received such securities as a distribution in kind pursuant to Section 5.4.B. The General Partner shall, at the written request of such Partner and to the extent it is practicable to do so, dispose of all or any portion of such securities on behalf of and as the agent for such Partner and distribute the proceeds of such disposition to such Partner; provided that such Partner shall bear all of the reasonable expenses (including, without limitation, underwriting costs) of such disposition. In the alternative, at the request of such Partner, the General Partner shall use reasonable efforts to recapitalize the Portfolio Company so as to distribute to such Partner non-voting securities. In either event, any discrepancy between the actual gain or loss recognized upon the sale or other disposition of Portfolio Securities (including Marketable Securities) and the unrealized appreciation or unrealized depreciation in the values thereof as determined under Section 5.4.B, shall constitute gain or loss of the Partner to whom the securities were constructively distributed, and shall in no event constitute gain or loss to the Partnership.

     D. The General Partner may cause certificates evidencing any securities to be distributed to be imprinted with legends as to such restrictions on transfers that it may deem necessary, including legends as to applicable federal or state securities laws or other legal or contractual restrictions, and may require any Partner to which securities are to be distributed to agree in writing that such securities will not be transferred except in compliance with such restrictions and applicable law.

     Section 5.5  Withholding.
                  -----------

     Each Partner hereby authorizes the Partnership to withhold and to pay over any withholding taxes payable by the Partnership, to the extent required by applicable law, as a result of such Partner's status as a Partner hereunder. If and to the extent that the Partnership shall be required under applicable law to withhold any such taxes, such Partner shall be deemed for all purposes of this Agreement to have received a payment from the Partnership as of the time such withholding is required to be paid, which payment shall be deemed to be a distribution to the extent that the Partner is then entitled to receive a distribution. The amount of any distribution to which such Partner would otherwise be entitled shall be reduced by the amount of such deemed distribution. To the extent that the aggregate of such payments to a Partner for any period exceeds the distributions to which such Partner is entitled for such period, the amount of such excess shall be considered a loan from the Partnership to such Partner, with interest at the Treasury Rate, until discharged by such Partner by repayment, which may be made out of distributions to which such Partner would otherwise be subsequently entitled. The withholdings referred to in this Section 5.5 shall be made at the maximum statutory rate applicable to such Partner under the applicable tax law unless the General Partner shall have received either (i) an opinion of counsel, satisfactory to the General Partner, to the effect that a lower rate is applicable, or that no withholding is applicable or (ii) any form authorized by the relevant taxing authority signed by a Partner that establishes that no withholding is required for such Partner. Notwithstanding the foregoing, the Partnership shall not withhold any amount from distributions in any taxable year of the Partnership with respect to a Limited Partner, provided that (i) such Limited Partner delivers to the Partnership a properly executed withholding tax exemption certificate in the form provided by the General Partner (or such form as the Internal Revenue Service may require) for such year and (ii) there is no charge in law regarding withholding obligations with respect to foreign persons which, in the opinion of counsel to the Partnership, would require withholding with respect to such Partner.

     Section 5.6  Valuation.
                  ---------

     For purposes of this Agreement except as specifically provided in Section 8.5, securities and other property of the Partnership shall be valued as follows:

     A. The Portfolio Securities of the Partnership shall be valued by the General Partner pursuant to subparagraphs B, C, D and E hereof (i) at the time of any distribution pursuant to Section 5.2 in order to determine the amount of any Deemed Portfolio Loss, (ii) at the time of any distribution pursuant to
Section 5.4, (iii) upon the distribution of Partnership assets in liquidation pursuant to Section 5.3 and (iv) annually pursuant to Section 10.3.

     B. Marketable Securities shall (i) if traded on a national securities exchange, be valued at the average of their last sales prices on such exchange on which such Marketable Securities shall have traded on the last ten (10) trading days on which such Marketable Securities were traded immediately preceding the date of determination, or (ii) if the trading of such Marketable Securities is reported through the National Association of Securities Dealers Automated Quotation System, such Marketable Securities shall be valued at the average of the last closing "bid" prices as shown by the National Association of Securities Dealers Automated Quotation System on the last ten (10) trading days on which such Marketable Securities were traded immediately preceding the date of determination.

     C. Except as provided in subparagraph E below, all property other than Marketable Securities shall be valued by the General Partner in such manner as it may determine in good faith. Factors considered in valuing individual securities will include purchase price, prices received in recent significant private placements of securities of the same issuer, transfer restrictions on the securities, prices of securities of comparable public and private companies engaged in similar businesses and changes in the financial condition and prospects of the issuer.

     D. If, within thirty (30) days after receipt of notice of any valuation made pursuant to subparagraph C above, Two-Thirds in Interest of the Limited Partners shall so request, the General Partner shall obtain at the expense of the Partnership a valuation of any securities or other property from an independent firm of investment bankers of nationally recognized standing selected by the General Partner and approved by Two-Thirds in Interest of the Limited Partners, such approval not to be unreasonably withheld. The decision of such firm shall be binding on all Partners. Each distribution in kind of securities other than Marketable Securities subject to valuation under subparagraph B shall be accompanied by a notice from the General Partner reminding the Limited Partners of their right to require an independent valuation under this subparagraph D.

     E. Upon liquidation of the Partnership, all assets which will be distributed to the Partners in liquidation, other than Marketable Securities subject to valuation under subparagraph B above, shall, upon request by Two-Thirds in Interest of the Limited Partners, be valued by an independent firm of investment bankers of nationally recognized standing selected by the General Partner. The decision of such firm as to the liquidation value of all such assets shall be binding on all Partners.

     Section 5.7  Allocations of Operating Income and Loss and Investment Gain
                  ------------------------------------------------------------
and Loss.
--------

     A. Subject to Sections 5.8 and 5.9, all Operating Income and Operating Loss of the Partnership shall be allocated to the Partners in proportion to their Percentages of Contributed Capital.

     B. Subject to Sections 5.8 and 5.9, an Investment Gain for any fiscal year or other accounting period of the Partnership shall be allocated as follows and in the following order of priority as of the close of such fiscal year or other accounting period:

          (1)  First, to the General Partner until there has been allocated on a
               -----
     cumulative basis pursuant to this Section 5.7.B(1) for all fiscal years and other accounting periods of the Partnership an amount of Investment Gain equal to the amount of Investment Loss that has been allocated pursuant to
     Section 5.7.C(3) for all fiscal years and other accounting periods of the Partnership;

          (2)  Second, to the Partners, in proportion to their Percentages of
               ------
     Contributed Capital, until there has been allocated on a cumulative basis pursuant to this Section 5.7.B(2) for all fiscal years and other accounting periods of the Partnership an amount of Investment Gain equal to the amount of Investment Loss that has been allocated pursuant to Section 5.7.C(2) for all fiscal years and other accounting periods of the Partnership;

          (3)  Third, to the Partners, in proportion to their Percentages of
               -----
     Contributed Capital, until there has been allocated on a cumulative basis for all fiscal years and other accounting periods of the Partnership pursuant to this Section 5.7.B(3), an amount of Net Investment Gain equal to the sum of (i) the amount of Deemed Portfolio Loss that has been included in the determination of Capital Contributions Allocable to Liquidated Portfolio Securities for purposes of making distributions pursuant to Section 5.2.B, and

     (ii) the amount of distributions made with respect to Management Fees pursuant to clause (ii) of Section 5.2.B(1);

          (4)  Fourth, eighty percent (80%) to the General Partner and twenty
               ------
     percent (20%) to the Partners in proportion to their Percentages of Contributed Capital until the General Partner has been allocated on a cumulative basis for all fiscal years and other accounting periods of the Partnership pursuant to this Section 5.7.B(4), in addition to allocations made to the General Partner pursuant to this Section 5.7 in proportion to its Percentage of Contributed Capital, an amount of Net Investment Gain of the Partnership equal to the amount distributed to the General Partner pursuant to Section 5.2.B(2);

          (5)  Fifth, thereafter with respect to the remaining Net Investment
               -----
     Gain, eighty percent (80%) to the Partners, in proportion to their Percentages of Contributed Capital, and twenty percent (20%) to the General Partner.

     C. Subject to Sections 5.8 and 5.9, an Investment Loss for any fiscal year or other accounting period of the Partnership shall be allocated as follows and in the following order of priority as of the close of such fiscal year or other accounting period:

          (1)  First, to the extent of the Net Investment Gain, if any, that has
               -----
     been allocated hereunder for all prior fiscal years and other accounting periods, to the Partners in proportion to the respective amounts, if any, by which (i) their allocations of Net Investment Gain for all such prior years and other periods exceed (ii) their Target Allocations as of the close of the fiscal year or other period for which an Investment Loss is then being allocated;

          (2)  Second, to the Partners, in proportion to their Percentages of
               ------
     Contributed Capital, until the Limited Partners' Capital Accounts have been reduced to zero; and

          (3)  Third, thereafter, to the General Partner.
               -----

     Section 5.8  Special Provisions.
                  ------------------

     The following provisions shall be complied with notwithstanding any provision of this Agreement other than Section 5.9:

     A. If any Partner unexpectedly receives any adjustment, allocation or distribution described in Sections 1.704-1(b)(2) (ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6) of the Treasury Regulations which causes it to have an, or increases the amount of its, Adjusted Capital Account Deficit, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, such Partner's Adjusted Capital Account Deficit as quickly as possible, provided that an allocation pursuant to this
Section 5.8.A shall be made to a Partner only if and to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article V have been tentatively made as if this
Section 5.8.A were not in this Agreement. This Section 5.8.A is intended to constitute a "qualified income offset" as defined in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

     B. Notwithstanding Section 5.7.C, an allocation of Operating Loss or Investment Loss shall not be made to a Partner to the extent that such allocation would cause such Partner to have an Adjusted Capital Account Deficit. An allocation that would be made to a Partner but for this Section 5.8.B shall instead be made to the other Partners to the extent, and in the proportions, that they could then be made such allocation without causing them to have Adjusted Capital Account Deficits. Any excess allocation of Operating Loss or Investment Loss shall be made to the General Partner.

     C. The allocations set forth in Sections 5.8.A, 5.8.B, and 5.9 hereof (the "Regulatory Allocations") are intended to comply with certain provisions of the Treasury Regulations. Notwithstanding any other provision of this Article V, the Regulatory Allocations shall be taken into account in making allocations of other items of income, gain, loss, deduction and expenditure among the Partners so that, to the extent possible consistent with the Code and the Treasury Regulations, and on a cumulative basis, the respective net amounts of such allocations of other items and the Regulatory Allocations to the Partners are equal to the respective net amounts that would have been allocated to the Partners had no Regulatory Allocations been made. The General Partner shall apply this Section 5.8.C at such times, in such order and in such manner as it determines, in its sole discretion, is likely to minimize any economic distortions caused by the Regulatory Allocations.

     D. If contributions that would otherwise be required pursuant to Article III with respect to the interest in the Partnership of a particular Limited Partner are excused hereunder or by law, such interest shall be treated for purposes of this Article V as an interest in a separate portfolio of assets in which, subject to all other provisions of this Agreement, only such Limited Partner (or his assignees or legatees) and the General Partner shall be entitled to participate (as provided in this Article V). Such separate portfolio shall consist of such Limited Partner's pro rata share (by allocable Capital Contribution) of each Portfolio Security the Partnership's interest in which was, or the assets of which were, acquired in part with capital contributions of such Limited Partner. Such Limited Partner (and his assignees and legatees) shall have no interest in the Partnership or its assets to the extent not included in, and shall have no right to participate in the results of the Partnership to the extent not attributable to, such separate portfolio. A separate portfolio shall be charged with portions of the Partnership's expenses, liabilities, costs and reserves in such manner as the General Partner reasonably determines to be fair and equitable.

     E. Income, gain, loss and deduction with respect to property contributed to the Partnership by a Partner shall be shared among the Partners so as to take account of the variation between the basis of the property to the Partnership and its fair market value at the time of contribution in accordance with the principles of Section 704(c) of the Code.

     Section 5.9  Special Provisions in the Event of Borrowings or a Section 754
                  --------------------------------------------------------------
Election.
--------

     A. If the Partnership incurs any borrowings, the Partnership (i) shall allocate any "non-recourse deductions," computed and determined in accordance with Sections 1.704-2(b)(1), 1.704-2(c) and 1.704-2(j) of the Treasury Regulations, it may have twenty percent (20%) to the General Partner and eighty percent (80%) to the Partners in proportion to their Percentages of Contributed Capital, (ii) shall allocate any "partner non-recourse deductions," computed and determined in accordance with Sections 1.704-2(i)(1), 1.704-2(i)(2) and 1.704-2(j) of the Treasury Regulations, it may have so as to comply with Section 1.704-2(i) of the Treasury Regulations and (iii) shall make such allocations as are necessary to comply with the "minimum gain chargeback" provisions of Sections 1.704-2(f), 1.704-2(i) and 1.704-2(j) of the Treasury Regulations, taking into account all exceptions provided by such provisions to the applicability of this clause (iii).

     B. To the extent an adjustment to the adjusted tax basis of any asset of the Partnership pursuant to Section 734(b) or Section 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset), and such gain or loss shall be specially allocated to the Partners in a manner that is consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations.

                                      VI.

                       MANAGEMENT; PAYMENT OF EXPENSES
                       -------------------------------

     Section 6.1  Description of General Partner.
                  ------------------------------

     @Ventures Expansion Partners, LLC is the General Partner of the
Partnership.

     Section 6.2  Management by the General Partner.
                  ---------------------------------

     The management, policy and operation of the Partnership shall be vested exclusively in the General Partner who shall perform all acts and enter into and perform all contracts and other undertakings which it deems necessary or advisable to carry out any and all of the purposes of the Partnership. Without limiting the foregoing general powers and duties, and except as is otherwise expressly set forth herein, the General Partner is hereby authorized and empowered on behalf of the Partnership and, as relevant herein, is required:

     A. To enter into a Management Contract with the Management Company on the terms, including those pertaining to payment of the Management Fee, set forth in Exhibit A
---------
attached hereto; provided that such Contract may not be amended without the written consent of Two-Thirds in Interest of the Limited Partners unless such Contract is amended to increase the Management Fee, in which case unanimous consent of the Limited Partners shall be required in accordance with Section 12.3.

     B. To identify investment opportunities for the Partnership, negotiate and structure the terms of such investments, arrange additional financing needed to consummate such investments and monitor such investments.

     C. To invest the assets of the Partnership in the securities of any organization, domestic or foreign, in accordance with Article III and the other terms and provisions of this Agreement, without other limitation as to kind and without other limitation as to marketability of the securities, and pending such investment, to invest the assets of the Partnership in Temporary Investments.

     D. To exercise all rights, powers, privileges and other incidents of ownership with respect to the Portfolio Securities, including, without limitation the voting of such Portfolio Securities, the approval of a restructuring of an investment, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings, and other similar matters.

     E. To sell, transfer, liquidate or otherwise terminate investments made by the Partnership.

     F. To employ or consult brokers, accountants, attorneys, or specialists in any field of endeavor whatsoever, including such persons or firms who may be Partners, provided, however, that no Affiliate of the General Partner may be hired or employed without the approval of Two-Thirds in Interest of the Limited Partners.

     G. To deposit any funds of the Partnership in any bank or trust company or money market fund provided that, in the case of any bank or trust company such bank or trust company qualifies as a Financial Institution and in the case of any money market fund such fund would qualify as a money market fund in which the Partnership may make a Temporary Investment, and to entrust to such bank or trust company any of the securities, monies, documents and papers belonging to or relating to the Partnership; provided, however, that from time to time, in order to facilitate any transaction, any of the said securities, monies, documents and papers belonging to or relating to the Partnership may be deposited in and entrusted to any brokerage firm that is a member of the New York Stock Exchange and which has minimum net capital of $10 million as calculated in accordance with the Securities Exchange Act of 1934.

     H. To determine, settle and pay all expenses, debts and obligations of and claims against the Partnership and, in general, to make all accounting and financial determinations and decisions.

     I. To enter into, make and perform all contracts, agreements and other undertakings as may be determined to be necessary or advisable or incident to the carrying out of the foregoing objectives and purposes, the execution thereof by the General Partner to be conclusive evidence of such determination.

     J. To execute all other instruments of any kind or character which the General Partner determines to be necessary or appropriate in connection with the business of the Partnership, the execution thereof by the General Partner to be conclusive evidence of such determination.

     K. With the consent of a Majority in Interest of Limited Partners of the Partnership, to provide Bridge Financing on the terms and subject to the conditions set forth in Section 4.1 to Portfolio Companies and to borrow funds and provide guarantees in the name and on behalf of the Partnership in connection therewith solely in order to facilitate or expedite the closing of investments in Portfolio Securities.

     L. To make Portfolio Company Investments and Follow-on Investments in Portfolio Companies from Capital Contributions called from the Partners and from Operating Receipts and Investment Receipts during and after the Commitment Period, in each case in accordance with Article III.

     M. To make Committed Investments in Portfolio Companies after the end of the Commitment Period from Capital Contributions called from the Partners pursuant to Article III. The General Partner shall notify the Limited Partners at the end of the Commitment Period of any Committed Investments of the Partnership described in clause (i) of the definition thereof. In addition, any Committed Investment of the Partnership described in clause (i) of the definition thereof, shall be consummated within six months of the end of the Commitment Period. The aggregate amount of Committed Investments shall not exceed the lesser of (x) the uncalled Capital Commitments as of the last day of the Commitment Period reduced by Capital Contributions used to make Follow-on Investments after the end of the Commitment Period or (y) fifteen percent (15%) of the Capital Commitments of the Partnership. Except upon the approval of Two-Thirds in Interest of the Limited Partners, no Committed Investment may be made by the Partnership after the third anniversary of the last day of the Commitment Period.

     N. Subject to Section 6.2.O and with the consent of a Majority in Interest of Limited Partners of the Partnership, to guarantee obligations of Portfolio Companies, provided that the sum of any such guarantee, the Partnership's investment in Portfolio Securities of such Portfolio Company and the amount of Bridge Financing made by the Partnership at any one time shall not exceed fifteen percent (15%) of the aggregate Capital Commitments of the Partnership, exclusive of guarantees made in connection with Temporary Bridge Financing.

     O. To take such steps as the General Partner shall consider necessary or appropriate in its sole discretion to cause the Partnership to qualify as a Venture Capital Operating Company as of the date of the Partnership's first acquisition of Portfolio Securities and at all relevant times thereafter.

     P. With the consent of a Majority in Interest of Limited Partners of the Partnership, to cause the Partnership or one or more corporate subsidiaries of the Partnership to borrow funds (i) to purchase Portfolio Securities pending the receipt of Capital Contributions called from the Partners pursuant to Article III or (ii) to provide Bridge Financing to a Portfolio Company pursuant to
Section 4.2; provided, however, that the Partnership shall not borrow funds as provided in this Section 6.2.P, if as a result of such borrowing UBTI would be generated to Tax-Exempt Partners; and provided, further, that any borrowing shall be on terms that are no less favorable to such corporate subsidiary than those applicable to loans extended by the lender to borrowers comparable to such corporate subsidiary, and that the General Partner shall cause the corporate subsidiary to retire this indebtedness with such Capital Contributions immediately upon receipt thereof.

     Section 6.3  Powers of Limited Partners.
                  --------------------------

     The Limited Partners shall not participate in the control of the Partnership and shall have no authority to act for or bind the Partnership.

     Section 6.4  Continuity Mode.
                  ---------------

     If during the Commitment Period, or during the eighteen month period after the end of the Commitment Period, three or more of Peter H. Mills, Jonathan Callaghan, Guy A. Bradley, Marc D. Poirier, Brad Garlinghouse and David J. Nerrow, Jr. cease to be members of either the General Partner or the Management Company or otherwise cease to be actively involved in the business thereof (such event hereinafter referred to as a "Triggering Event"), prompt notice of such Triggering Event shall be given to all Limited Partners. At any time within ninety (90) days after receipt of notice of a Triggering Event, Two-Thirds in Interest of the Limited Partners may by an election in writing determine to put the Partnership in a Continuity Mode. While in a Continuity Mode (i) the General Partner shall only be permitted to retain the investments of the Partnership and to make further investments solely in (x) Temporary Investments, (y) securities of companies as to which the Partnership had an existing legal commitment to make an investment on the date the Partnership was put in the Continuity Mode and (z) investments in current Portfolio Companies being considered on the date the Partnership was placed in a Continuity Mode, and (ii) the General Partner shall not be permitted to call for payment of any remaining installments of Capital Commitments except for the purpose of funding investment commitments pursuant to (y) and (z) above and to pay current expenses of the Partnership pursuant to Section 6.6 of this Agreement. Except as hereinabove expressly provided, from and after the date the Partnership enters the Continuity Mode, the General Partner shall continue to act on behalf of the Partnership to perform the functions of the General Partner and to have all the rights and privileges of the

General Partner hereunder. If within sixty (60) days after commencement of the Continuity Mode (or such shorter period of time as may be agreed to by Two-Thirds in Interest of the Limited Partners) Two-Thirds in Interest of the Limited Partners do not by an election in writing remove the General Partner or dissolve the Partnership, the Continuity Mode shall automatically terminate and all decisions with respect to the management and operation of the Partnership will again be made by the General Partner in accordance with the terms of this Agreement. As provided in the Management Contract, the Management Fee shall be reduced by one half while the Partnership is in the Continuity Mode.

     Section 6.5  Payment of Fees and Expenses.
                  ----------------------------

     Fees and expenses incurred with respect to the business of the Partnership shall be payable as follows:

     A. Subject to the provisions of Section 6.5.D, the Partnership shall be responsible for and shall pay all fees and reasonable expenses not specified in subparagraph B as being the responsibility of the Management Company, including without limitation:

          (1) out-of-pocket expenses incurred and fees paid by the Partnership or the General Partner in connection with the formation of the Partnership and the offering and distribution of interests therein to the Limited Partners in an amount not in excess of $200,000 (when aggregated with amounts paid by the Domestic Fund in connection with the formation of the Domestic Fund and the offering and distribution of interests therein);

          (2) any government or regulatory filings, returns or reports, including without limitation fees and expenses for annual reports and foreign qualification certificates;

          (3) expenses incurred in connection with the administration of the Partnership including without limitation, the Management Fee and fees paid to consultants, custodians, outside counsel, accountants, agents, investment bankers and other similar outside advisors;

          (4) unreimbursed fees and out-of-pocket costs of acquiring, holding or selling, Temporary Investments, Portfolio Securities or Bridge Financing, whether or not such transactions close, including fees and expenses of consultants, outside counsel and accountants and similar outside advisors in connection with identifying, evaluating, structuring and consummating potential investments by the Partnership and recordkeeping expenses and finders', placement, brokerage and other similar fees; provided that with respect to consummated investments, it is expected, and the Management Company will use its reasonable best efforts to ensure, that such fees and expenses paid by the Partnership will be reimbursed by the Portfolio Company in which the investment is made;

          (5)  out-of-pocket costs of reporting to the Limited Partners;

          (6) any taxes, fees or other governmental charges levied against the Partnership or on its income or assets or in connection with its business or operations;

          (7) costs of litigation or other matters that are the subject of indemnification pursuant to Section 9.3; and

          (8)  costs of winding-up and liquidating the Partnership.

     B. The Management Company, so long as the Management Contract is in effect, shall be responsible for and shall pay all of its out-of-pocket expenses and those of the General Partner, including expenses which relate to salaries, office space, supplies and other facilities of their businesses except as set forth in Section 6.5.A(4).

     C. The Management Company shall serve as the management company of the Partnership in accordance with the terms of the Management Contract, and shall be entitled to receive a Management Fee in the amount and payable in the manner provided in such Contract.

     D. The amount of any unreimbursed fees and expenses incurred directly in connection with a proposed or consummated investment in a Portfolio Company and payable by the Partnership under subparagraph A shall be allocated among the Partnership, the Domestic Fund and Expansion LLC in proportion to the amount which would have been or which was invested by each.

     E. Subject to Section 6.2.O, any Break-Up Fee payable to the Partnership, the General Partner, the Management Company or their respective Affiliates shall be paid as follows. An amount equal to the aggregate unreimbursed fees and expenses paid by the Partnership, the General Partner, the Management Company or their Affiliates which were specific to the transaction giving rise to such fee shall be paid to each such entity in proportion to the fees and expenses incurred by it. The balance of any such Break-Up Fee shall be paid to the Management Company; provided that one-half of the remaining Break-Up Fee shall be credited against the Management Fee payable by the Partnership, the Domestic Fund, and Expansion LLC in subsequent periods as follows: 19.9% of such amount shall be credited against the Management Fee payable by Expansion LLC and the balance shall be credited against the Management Fee payable by the Partnership and the Domestic Fund in proportion to their respective aggregate capital commitments.

     F. The General Partner, the Management Company and their respective Affiliates shall be entitled to receive management, directors', consulting and other similar fees and compensation from Portfolio Companies; provided that the amount of such fees and other compensation is reasonable in relation to the work involved and bears a reasonable relation to fees and compensation charged for similar work by third parties. One-half of such fees shall be credited against the Management Fee payable by the Partnership, the Domestic Fund and

Expansion LLC as follows: 19.9% of such amount shall be credited against the Management Fee payable by Expansion LLC and the balance shall be credited against the Management Fee payable by the Partnership and the Domestic Fund, in proportion to their respective aggregate capital commitments, and if such portion of such fees exceeds the Management Fee, such excess shall be credited against the Management Fee payable by the Partnership, the Domestic Fund and Expansion LLC in subsequent periods (in the same proportions). To the extent such amounts exceed total future installments of the Management Fee, they shall be paid to the Partnership, the Domestic Fund and Expansion LLC in the same proportions and included in their respective Operating Receipts.

                                     VII.

            OTHER ACTIVITIES OF PARTNERS; CO-INVESTMENT OBLIGATION
            ------------------------------------------------------

     Section 7.1  Commitment of General Partner.
                  -----------------------------

     The General Partner hereby agrees to use its best efforts in furtherance of the purposes and objectives of the Partnership and to devote to such purposes and objectives such of its time as shall be necessary for the effective management of the affairs of the Partnership. Each of the members of the General Partner shall devote to the Partnership such time as may be reasonably necessary to manage the assets of the Partnership for the benefit of the investors therein.

     Subject to the other provisions of this Agreement, the General Partner and any of its Affiliates (i) may act as a director, officer, employee or advisor of any corporation, a trustee of any trust, or a partner of any partnership; (ii) may receive compensation for his services as an advisor with respect to, or participation in profits derived from, the investments of any such corporation, trust or partnership; and (iii) may, subject to the time commitments as set forth above, acquire, invest in, hold and sell securities of any entity.
Neither the Partnership nor any other Partner shall have by virtue of this Agreement, any right, title or interest in or to such other corporation, trust, partnership or investment.

     Section 7.2  Dealings with Limited Partners.
                  ------------------------------

     The General Partner shall not enter into any agreement, contract, modification or undertaking of any kind with any Limited Partner that would grant rights in the Partnership as a Limited Partner by the acquisition of a Capital Commitment that are more favorable than those offered to any other Limited Partner. Notwithstanding the foregoing, the General Partner may permit certain Limited Partners to co-invest with it and the Partnership in Portfolio Securities and may enter into agreements with any Limited Partner for the provision to the Partnership or the General Partners of any services thereunder, provided that any such agreement will be on terms equivalent to those entered into with independent third parties.

     Section 7.3  Investments by the Partnership, the Domestic Fund, CMG
                  ------------------------------------------------------
@Ventures Expansion LLC and @Ventures Expansion Investors LLC.
-------------------------------------------------------------

          A.   Subject to the rights of the Limited Partners contained in
Section 3.3 above, except to the extent prohibited by applicable law, the General Partner shall cause the Partnership to co-invest with the Domestic Fund in all securities in which the Domestic Fund invests, and on the same terms and at the same times as the Domestic Fund. If the Domestic Fund and the Partnership both participate in any particular investment, such investment shall be made at the same time and on the same terms. The respective amounts to be invested by the Partnership, the Domestic Fund, Investors LLC and Expansion LLC in any investment in a Portfolio Company shall be as described in Section 7.3.D below.

          B. Except to the extent prohibited by applicable law, Expansion LLC will co-invest with the Partnership and the Domestic Fund in all investments in Portfolio Companies made by the Partnership on the terms described and to the extent provided in Section 7.3.C and D below. Expansion LLC may assign all or any portion of such co-investment obligation to any of its Affiliates, including, without limitation, any CMGI Fund; however, for purposes of this
Section 7.3, the co-investment obligation shall remain an obligation of Expansion LLC.

          Except to the extent prohibited by applicable law, Investors LLC or another entity consisting of principals of CMGI and/or the Management Company or other persons who perform services to or for the benefit of the Partnership will co-invest with the Partnership and the Domestic Fund in all investments in Portfolio Companies made by the Partnership on the terms described and to the extent provided in Section 7.3.C and D below.

          The respective amounts to be invested by the Partnership, the Domestic Fund, Expansion LLC and Investors LLC in any investment in a Portfolio Company shall be as described in Section 7.3.D below. The obligations of Expansion LLC and Investors LLC to co-invest with the Partnership are hereinafter referred to as their respective "Co-investment Obligations."

          C. The co-investment obligation of Expansion LLC and Investors LLC shall arise with respect to all investments made by the Partnership in Portfolio Companies (including Follow-on Investments, Committed Investments, Bridge Financing and through the funding of guarantees), shall be satisfied in cash and shall be made on the same terms, at the same price and in securities identical to the Portfolio Securities purchased by the Partnership.

          D. In the case of each investment in a Portfolio Company in which the Partnership invests:

               (i) Expansion LLC shall invest an amount equal to the 19.9% of the aggregate amount invested by the Partnership, the Domestic Fund, Expansion LLC and Investors LLC.

               (ii) Investors LLC shall invest an amount equal to the 2% of the aggregate amount invested by the Partnership, the Domestic Fund, Expansion LLC and Investors LLC.

               (iii) The balance of such investment shall be acquired by the Partnership and the Domestic Fund, and the ratio of the amount invested by the Partnership and the Domestic Fund shall be the ratio that the respective Capital Commitments to the Partnership and capital commitments to the Domestic Fund bear to each other.

     Section 7.4  Co-investments by the Other Participating Funds.
                  -----------------------------------------------

     (a) None of the Domestic Fund, Expansion LLC or Investors LLC (each an "Other Participating Fund") shall at any time sell, exchange, transfer or otherwise dispose of any securities that were acquired as a co-investment with the Partnership in the same investment opportunity as contemplated by Section
7.3 unless (i) the Partnership also sells, exchanges, transfers or otherwise disposes of, at substantially the same time, securities that were acquired by the Partnership in such investment opportunity, and the aggregate amount of such securities sold, exchanged, transferred or otherwise disposed of by the Partnership and such Other Participating Fund is pro rata in proportion to the aggregate amount respectively invested by the Partnership and such Other Participating Fund and (ii) the terms of such sale, exchange, transfer or other disposition, except to the extent necessary to address regulatory or other legal considerations, are substantially the same as those applicable to such sale, exchange, transfer or other disposition by the Partnership at such time. In connection with any sale, exchange, transfer or other disposition by the Partnership at any time of any securities comprising all or part of an investment acquired pursuant to any investment opportunity, each of the Other Participating Funds shall, at substantially the same time, sell, exchange, transfer or otherwise dispose of securities in respect of its related co-investment in an aggregate amount equal to the amount determined pursuant to clause (i) of the immediately preceding sentence and on terms described in clause (ii) of the immediately preceding sentence. Except to the extent necessary to comply with applicable regulations or laws, or to address other legal considerations, the General Partner shall not permit the Domestic Fund at any time to distribute to the Domestic Fund's partners any Marketable Securities that were acquired as a co-investment with the Partnership in the same investment opportunity as contemplated by Section 7.3 unless the Partnership also distributes to the Partners, at substantially the same time, Marketable Securities that were acquired by the Partnership in such investment opportunity, and the aggregate amount of all such Marketable Securities distributed is in the same ratio as the ratio of the aggregate amount respectively invested by the Partnership and the Domestic Fund in such investment opportunity.

     (b) The General Partner undertakes, represents and warrants that the partnership agreement or other operative agreement for each of the Other Participating Funds will contain provisions substantially to the effect set forth in Section 7.4(a) and that no such provision of such limited partnership agreements shall be amended or waived unless Section 7.4(a) shall have been amended or waived in substantially the same manner.

                                     VIII.

               ADMISSIONS; ASSIGNMENTS; REMOVAL AND WITHDRAWALS
               ------------------------------------------------

     Section 8.1  Admission of Additional General Partner.
                  ---------------------------------------

     It is not contemplated that any additional general partners will be admitted to the Partnership. A person may be admitted to the Partnership as a general partner only with the written consent of the General Partner and Two-Thirds in Interest of the Limited Partners. Any such person so admitted as a general partner shall be liable for all the obligations of the Partnership arising before its admission as though it had been a general partner when such obligations were incurred. In the event of the addition of a general partner, the participation of such person in the management of the Partnership and the interest of such person in the Partnership's Operating Income and Loss and Investment Gain and Loss must be approved by the General Partner and Two-Thirds in Interest of the Limited Partners at the time of such person's admission.

     Section 8.2  Admission of Additional Limited Partners.
                  ----------------------------------------

     After the expiration of the 270 day period commencing on the Initial Closing Date of the Partnership, additional Limited Partners (other than Substitute Limited Partners admitted pursuant to Section 8.3) shall be admitted to the Partnership only with the written consent of, and on the terms approved by, all Partners. Until such time, the General Partner may admit one or more additional Limited Partners with the consent of a Majority in Interest of Limited Partners of the Partnership, subject only to satisfaction of the following conditions: (i) each such additional Limited Partner shall execute and deliver a Subscription Agreement and an appropriate amendment to this Agreement pursuant to which such additional Limited Partner agrees to be bound by the terms and provisions hereof, (ii) such admission would not result in a violation of any applicable law, including the federal or state securities laws, or any term or condition of this Agreement and, as a result of such admission, the Partnership would not be required to register as an investment company under the Investment Company Act, and (iii) such additional Limited Partner shall pay to the Partnership, on the date of its admission to the Partnership, an amount equal to the sum of (x) the percentage of its Capital Commitment which is equal to the percentage of the other Limited Partners' Capital Commitments that shall have been payable at or prior to the admission of the additional Limited Partner and (y) an amount equal to interest on that portion of the Capital Commitment payable upon admission at the Treasury Rate from the date such portion would have been payable if such additional Limited Partner had been admitted on the date of formation of the Partnership to the date of actual payment, which amount shall be treated as Operating Receipts. The Partnership shall pay, from such initial Capital Contribution of such additional Limited Partner, its allocable portion of the Management Fee computed as if such additional Limited Partner had been a Partner of the Partnership since the Initial Closing Date. The name and business address of each Limited Partner admitted to the Partnership under this Section 8.2 and the amount of its Capital Commitment shall be added to Schedule 1 hereto. Each additional Limited Partner
                             ----------
admitted pursuant to this Section 8.2 during the 270 day period commencing with the formation of the Partnership shall be deemed for purposes of all allocations of Operating Income or Loss and Investment Gain or Loss to have been admitted on the date of formation of the Partnership. Admission of an additional Limited Partner shall not be a cause of dissolution of the Partnership.

     Section 8.3  Assignment of Partnership Interest.
                  ----------------------------------

     The General Partner shall not assign or otherwise transfer its interest as the general partner of the Partnership. A Limited Partner may assign or otherwise transfer all or any part of its interest in the Partnership (provided that such part shall include a Capital Commitment, whether funded or unfunded, of at least $1 million), subject to the limitations set forth in Section 8.4. The assignee or transferee of a Limited Partner's interest in the Partnership (an "Assignee") shall have the right to become a Substitute Limited Partner only if the following conditions are satisfied:

     A. A duly executed and acknowledged written instrument of assignment shall have been filed with the Partnership.

     B. The Limited Partner and the Assignee shall have executed and acknowledged such other instruments and taken such other action as the General Partner shall reasonably deem necessary or desirable to effect such substitution, including, without limitation, the execution by the Assignee of a Subscription Agreement, an appropriate amendment to this Agreement and a Power of Attorney substantially similar to that referred to in Section 12.8 hereof.

     C. The restrictions on transfer contained in Section 8.4 shall be inapplicable, and, if requested by the General Partner, the Limited Partner or the Assignee shall have obtained an opinion of counsel reasonably satisfactory
to the General Partner as to the legal matters set forth in that Section.   The
Limited Partner may request that the General Partner seek to obtain the required opinion from counsel recommended by such Limited Partner which is reasonably satisfactory to the General Partner, provided that the expense of such counsel shall be an expense of the Partnership that is paid out of the Capital Commitment of such Partner.

     D. The Limited Partner or the Assignee shall have paid to the Partnership such amount of money as is sufficient to cover all expenses incurred by or on behalf of the Partnership in connection with such substitution.

     E. The General Partner shall have consented, in its sole and absolute discretion, to such substitution, except in the case of a transfer to an Affiliate.

     The pledge or hypothecation of a Partner's interest in the Partnership shall not be deemed an assignment or transfer; provided, that such pledge or hypothecation shall nonetheless be subject to the restrictions set forth in
Section 8.4. An Assignee who is not admitted to the Partnership as a Substitute Limited Partner shall have none of the rights of a Partner and the assignor in such case shall remain fully liable for the unpaid portion of its Capital Commitment.

     Section 8.4  Restrictions on Transfer.
                  ------------------------

     Notwithstanding any other provision of this Agreement, no Limited Partner may assign or otherwise transfer all or any part of its interest in the Partnership, and no attempted or purported assignment or transfer of such interest shall be effective, unless (i) after giving effect thereto, such assignment or transfer would not terminate the Partnership for the purposes of
Section 708 of the Code, (ii) such assignment or transfer would not result in a violation of applicable law, including the federal and state securities laws, or any term or condition of this Agreement and, as a result of such assignment or transfer, the Partnership would not be required to register as an investment company under the Investment Company Act, (iii) if requested by the General Partner, such Limited Partner shall deliver a favorable opinion of counsel satisfactory to the General Partner that such transfer would not result in (x) a violation of the Securities Act or any blue sky laws or other securities laws of any state of the United States applicable to the Partnership or the interest to be transferred, (y) the Partnership being required to register, or seek an exemption from registration, under the Investment Company Act, and (z) the Partnership being deemed to be a "publicly traded partnership" within the meaning of Section 7704 of the Code, (iv) except for an assignment to an Affiliate of a Limited Partner, the General Partner shall have consented thereto, which consent may be granted or withheld in its sole discretion, and
(v) such assignment or transfer is to an entity which is an Accredited Investor.

     Section 8.5  Removal of General Partner.
                  --------------------------

     A. The General Partner may be removed by the Limited Partners only upon the approval of at least Two-Thirds in Interest of the Limited Partners, (i) if any act or omission of the General Partner in connection with the Partnership constitutes bad faith, breach of fiduciary duty, willful misconduct or fraud,
(ii) if the General Partner is in material violation of its obligations hereunder, or (iii) if a Triggering Event occurs; provided, however, that the Limited Partners may remove the General Partner pursuant to clauses (i) and (ii) above only if a court of competent jurisdiction or, at the election of Two-Thirds in Interest of the Limited Partners, an arbitration committee (which shall conduct its proceedings in accordance with the commercial rules of the American Arbitration Committee and shall consist of three individuals, of whom one shall be selected by the General Partner, one shall be selected by Two-Thirds in Interest of the Limited Partners and one shall be selected by written agreement of the other two) has previously determined that any act or omission of the General Partner in connection with the Partnership constitutes bad faith, willful misconduct or fraud or that the General Partner is in material violation of its obligations hereunder.

     B. In the event of any such removal of the General Partner, the Partnership shall, within sixty (60) days of the date of such removal, obtain an appraisal of the Portfolio Securities of the Partnership, including Portfolio Securities the purchase of which the Partnership has committed to as of such removal date (together "Removal Date Securities") from an independent firm of investment bankers of nationally recognized standing selected by the removed General Partner and approved by Two-Thirds in Interest of the Limited Partners, which approval shall not unreasonably be withheld. As of the removal date, the removed General Partner shall become a Special Limited Partner. The Special Limited Partner shall be entitled to receive as distributions pursuant to
Section 5.2 that portion of all distributions made with reference to its Percentage of Contributed Capital, and that portion of all Incentive Distributions it would have received pursuant to Section 5.2 with respect to the Removal Date Securities, provided that all such distributions received in connection with such Removal Date Securities do not in the aggregate exceed the aggregate fair market value determinations for such securities made pursuant to this Section 8.5.B. Notwithstanding the foregoing, if after the removal of the General Partner the Partnership then terminates under Article XI without there having been elected a successor General Partner, the General Partner shall be entitled to the same allocations and distributions arising out of the Dissolution Sale as if it had not been removed. The Special Limited Partner shall not have the limited approval rights accorded to Limited Partners in this Agreement, and as a Special Limited Partner, the General Partner and its Affiliates shall be released from all commitments and obligations under Article VII effective upon the date of such removal.

     Section 8.6  Withdrawals.
                  -----------

     No Partner shall have the right to withdraw from the Partnership, except in connection with a transfer under Section 8.3.

                                      IX.

                    LIABILITY OF PARTNERS; INDEMNIFICATION
                    --------------------------------------

     Section 9.1  Liability of General Partner.
                  ----------------------------

     A. The General Partner shall be subject to the liabilities of a partner in a partnership without limited partners, and nothing herein shall be deemed to relieve the General Partner of liabilities to third parties which it otherwise has under applicable law. The General Partner shall not be liable to the Partnership or any other Partner for any act or omission taken or suffered by the General Partner in good faith and in the belief that such act or omission is in the best interests of the Partnership; provided that such act or omission is not in violation of this Agreement and does not constitute willful misconduct, fraud, recklessness, breach of fiduciary duty, gross negligence or a willful violation of law by the General Partner. The General Partner shall not be liable to the Partnership or any other Partner for any action taken by any other Partner, nor shall the General Partner (in the absence of willful misconduct, fraud, recklessness, breach of fiduciary duty, gross negligence or a willful violation of law by the General Partner) be liable to the

Partnership or any other Partner for any action of any employee or agent of the Partnership provided that the General Partner shall have exercised appropriate care in the selection and supervision of such employee or agent.

     B. Whenever in this Agreement the General Partner is permitted or required to make a decision (i) in its "discretion" or "sole discretion" or under a grant of similar authority or latitude, the General Partner shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interests of or factors affecting any person other than the Partnership, or (ii) in its "good faith" or under another express standard, the General Partner shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or other applicable law; provided that all judgments and determinations shall comply with the fiduciary duty of the General Partner to the Limited Partners.

     C. Notwithstanding Section 9.3 below, the General Partner shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee. In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission and the Massachusetts Securities Division with respect to the issue of indemnification for securities law violations. The Partnership shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability the indemnification of which is herein prohibited.

     Section 9.2  Liability of Limited Partners.
                  -----------------------------

     Except as required by law, no Limited Partner shall be bound by, nor be personally liable for, the expenses, liabilities, or obligations of the General Partner or the Partnership. Each Limited Partner shall be liable for the return of any part of a distribution in respect of its Capital Contribution to the extent required by law.

     Section 9.3  Indemnification of the General Partner and Limited Partners.
                  -----------------------------------------------------------

     The General Partner and its partners, agents, employees and Affiliates and the Limited Partners (the "Indemnitees") shall be and hereby are (i) indemnified and held harmless by the Partnership and (ii) released by the other Partners from and against any and all claims, demands, liabilities, costs, expenses, damages, losses, suits, proceedings and actions for which such Indemnitee has not otherwise been reimbursed (collectively, "Liabilities"), whether judicial, administrative, investigative or otherwise, of any nature whatsoever, known or unknown, liquidated or unliquidated, that may accrue to the Partnership or any other Partner or in which any of the Indemnitees may become involved, as a party or otherwise, arising out of the conduct of the business or affairs of the Partnership by the respective Indemnitee or otherwise relating to this Agreement, provided that an Indemnitee shall not be entitled to indemnification or release hereunder if it shall have been determined by a court of competent jurisdiction that (x) such person did not act in good faith and in a manner such person reasonably believed to be in the best interests of the Partnership and, in the case of a criminal proceeding, did not have reasonable cause to believe that his conduct was lawful, or (y) such Liabilities shall have arisen from a violation of this Agreement or the gross negligence, willful misconduct, breach of fiduciary duty, fraud or willful violation of law by such Indemnitee, or actions of such Indemnitee outside the scope of and unauthorized by this Agreement. The termination of any proceeding by settlement shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner that such person reasonably believed to be in the best interests of the Partnership or that the Indemnitee did not have reasonable cause to believe that its conduct was lawful. Any indemnification right provided for in this Section 9.3 shall be retained by any removed General Partner and its partners, agents, employees and Affiliates. The indemnification rights provided for in this Section 9.3 shall survive the termination of the Partnership or this Agreement.

     Section 9.4  Payment of Expenses.
                  -------------------

     Expenses incurred by an Indemnitee in defense or settlement of any claim that may be subject to a right of indemnification hereunder may be advanced by the Partnership prior to the final disposition thereof provided that the following conditions are satisfied: (i) the claim relates to the performance of duties or services by the Indemnitee on behalf of the Partnership and (ii) the Indemnitee undertakes to repay the advanced funds to the Partnership if it is ultimately determined that the Indemnitee is not entitled to be indemnified hereunder or under applicable law. The right of any Indemnitee to the indemnification provided herein shall be cumulative of, and in addition to, any and all rights to which such Indemnitee may otherwise be entitled by contract or as a matter of law or equity and shall extend to such Indemnitee's successors, assigns and legal representatives. All judgments against the Partnership and the General Partner, in respect of which such General Partner is entitled to indemnification, must first be satisfied from Partnership assets before the General Partner is responsible therefor. The obligations of the Partnership under this Article IX shall be satisfied only after any applicable insurance proceeds have been exhausted and then only out of Partnership assets and, to the extent required by law, distributions made by the Partnership to its Partners, and Limited Partners shall have no personal liability to fund indemnification payments hereunder.

                                      X.

                    ACCOUNTING FOR THE PARTNERSHIP; REPORTS
                    ---------------------------------------

     Section 10.1  Accounting for the Partnership.
                   ------------------------------

     The Partnership shall use the accrual method of accounting and its financial statements shall be prepared in accordance with generally accepted accounting principles. The Partnership's tax return shall be prepared on an accrual basis. The fiscal year of the Partnership shall end on December 31.

     Section 10.2  Books and Records.
                   -----------------

     The General Partner shall keep or cause to be kept complete and appropriate records and books of account. Except as otherwise expressly provided herein, such books and records shall be maintained on the basis used in preparing the Partnership's federal income tax returns. Such information as is necessary to reconcile such books and records with generally accepted accounting principles shall also be maintained. The books and records shall be maintained at the principal office of the Partnership, and shall be available for inspection and copying by any Partner and its advisors at its expense during ordinary business hours following reasonable notice.

     Section 10.3  Reports to Partners.
                   -------------------

     (a) Within forty-five (45) days after the end of each calendar quarter, the General Partner will prepare and deliver to each Partner (i) an unaudited balance sheet and income statement of the Partnership for such quarter, accompanied by a report on any material developments in existing investments which occurred during such quarter and a newsletter relating to the Partnership's activities and (ii) a statement showing the balance in such Partner's Capital Account and a reconciliation of such balance. After the end of each fiscal year commencing with the fiscal year ending on December 31, 2000, the General Partner shall cause an audit of the Partnership to be made by an independent public accountant of nationally recognized status of the financial statements of the Partnership for that year. Such audit shall be certified and a copy thereof shall be delivered to each Partner within ninety (90) days after the end of each of the Partnership's fiscal years. Such certified financial statements shall also be accompanied by a report on the Partnership's activities during the year prepared by the General Partner. Within ninety (90) days after the end of each fiscal year, the Partnership will deliver to each Partner the General Partner's good faith estimate of the fair value of the Partnership's investments as of the end of such year, a statement showing the balances in each Partner's Capital Account as of the end of such year, and such other information, reports and forms as are necessary to assist each Partner in the preparation of his federal, state and local tax returns.

     (b) The quarterly and annual reports shall include a summary of the acquisition and disposition of investments by the Partnership during such period, a list of investments then held, together with a valuation of such investments, including an explanation of such valuation in accordance with Section 5.6, a narrative report describing the operations and financial status of each investment, the General Partner's evaluation of the Portfolio Companies' prospects and any other information regarding the Partnership and the Portfolio Companies that the Limited Partners may reasonably request.

     (c) Promptly after each Capital Contribution, the General Partner shall acknowledge receipt of funds from the Limited Partners.

     (d) Promptly following the closing of each investment by the Partnership and semi-annually thereafter, the General Partner shall provide the Limited Partners with a fact sheet containing the following information: a capitalization table and summary balance sheet for the Portfolio Company, the amount of the Partnership's investment and percentage ownership, the amount of each Limited Partner's investment and each Limited Partner's percentage ownership and the expenses incurred in connection with the investment and the Partnership's share thereof.

     Section 10.4  Annual Meeting.
                   --------------

     Beginning with the Partnership's 2000 fiscal year, the General Partner will convene an annual meeting of all Partners, at such time and on such date as it deems appropriate, at which the General Partner will report on the activities of the Partnership during the year and respond to questions pertaining to the Partnership's affairs. The General Partner shall call a special meeting of all Partners upon request of a Majority in Interest of the Limited Partners. The General Partner will give all Partners at least thirty (30) days notice of each annual or special meeting; provided that such notice may be waived by a Majority in Interest of the Limited Partners in the case of any special meeting.

                                      XI.

                          DISSOLUTION AND WINDING UP
                          --------------------------

     Section 11.1  Termination.
                   -----------

     The existence of the Partnership shall terminate upon the first to occur of the following events:

          (1) July 31, 2006; provided that the duration of the Partnership may be extended by the General Partner for not more than two additional one year periods;

          (2) the sale or other disposition at any one time of all or substantially all of the assets of the Partnership;

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

          (3) the happening of any event which causes the cessation of the General Partner's status as a general partner under the Act unless, in any such case (i) at the time of such event there is at least one other general partner of the Partnership who agrees to and does continue the business of the Partnership, or (ii) Two-Thirds in Interest of the Limited Partners agree in writing to continue the business of the Partnership and to the appointment of one or more additional general partners in accordance with the Act;

          (4)  the entry of a decree of judicial dissolution under the Act; and

          (5) the written agreement of Two-Thirds in Interest of the Limited Partners to terminate the Partnership.

     Section 11.2  Winding Up.
                   ----------

     Upon the occurrence of an event specified in Section 11.1, the Partnership shall be wound up, liquidated and dissolved. At any time during the wind up, liquidation and dissolution of the Partnership as provided in this Section 11.2, Eighty Percent (80%) in Interest of the Limited Partners may remove the General Partner and replace it with a liquidator. In addition, if there is no General Partner, Two-Thirds in Interest of the Limited Partners may appoint a liquidator. The General Partner or liquidator shall proceed with the Dissolution Sale or a liquidating distribution of the securities and other property of the Partnership pursuant to the required valuation in Section 5.6, all within the discretion of the General Partner or liquidator as promptly as practicable; provided that in the event of a Dissolution Sale the General Partner or such liquidator shall continue such sale only as long as it feels is reasonably necessary to obtain fair value for the investments in Portfolio Companies and other assets of the Partnership. In the Dissolution Sale the General Partner or such liquidator shall use its best efforts to reduce the Partnership's investments in Portfolio Companies to cash and cash equivalents, subject to obtaining fair value therefor and other legal and tax considerations.

     Section 11.3  Liquidating Trust.
                   -----------------

     In the sole discretion of the General Partner or the liquidator at the termination of the Partnership pursuant to Section 11.1, all or a portion of the non-cash assets of the Partnership (other than Marketable Securities) may be distributed to a trust established for the benefit of the Partners for the sole purposes of liquidating Partnership assets, collecting amounts owed to the Partnership and paying any contingent or unforeseen liabilities or obligations of the Partnership. The distribution to the trust will constitute a final, liquidating distribution of assets pursuant to Section 5.3. The Partners' beneficial interests in the trust will be equal to their respective interests in the assets of the Partnership upon liquidation. The trustee of the trust shall be the General Partner or the liquidator.

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                                     XII.

                                 MISCELLANEOUS
                                 -------------

     Section 12.1  Registration of Securities.
                   --------------------------

     Stocks, bonds, securities and other property owned by the Partnership shall be registered in the Partnership name or a "street name." Any corporation or transfer agent called upon to transfer any stocks, bonds and securities to or from the name of the Partnership shall be entitled to rely on instructions or assignments signed or purporting to be signed by the General Partner without inquiry as to the authority of the person signing or purporting to sign such instructions or assignments or as to the validity of any transfer to or from the name of the Partnership. At the time of transfer, the corporation or transfer agent is entitled to assume (i) that the Partnership is still in existence and
(ii) that this Agreement is in full force and effect and has not been amended unless the corporation or transfer agent has received written notice to the contrary.

     Section 12.2  Entire Agreement.
                   ----------------

     This Agreement and the Exhibits and Schedules attached hereto set forth the full and complete agreement of the Partners with respect to the subject matter hereof and supersede any prior agreement or undertaking among the parties; provided that the representations of the General Partner, the Partnership and the Limited Partners contained in the Subscription Agreement will survive the execution of this Agreement.

     Section 12.3  Voting; Amendments.
                   ------------------

     On any occasion on which the General Partner submits to the Limited Partners for their approval a proposed amendment, waiver or other action (a "Vote") with respect to a provision of this Agreement (except as to Sections 3.1, 3.2, 4.2, 6.2C, 6.2D, 6.2K, 6.2N, 6.2P, and Sections 12.14 through 12.17, and all provisions relating thereto, in which case the vote, consent or approval of the Limited Partners of only this Partnership shall be obtained), and the General Partner also submits to the Limited Partners of the Domestic Fund for their approval a proposed Vote with respect to a provision with a substantially similar impact of the partnership agreement for the Domestic Fund, then for purposes of determining whether such Vote was approved by the Limited Partners,
(x) the Partnership will be deemed to have Capital Commitments equal to the Capital Commitments of the Domestic Fund and the Capital Commitments of the Partnership ("Deemed Total Capital Commitments"); (y) the portion of the Deemed Total Capital Commitments attributable to the Domestic Fund shall be deemed voted as actually voted by the Limited Partners of the Domestic Fund and (z) the portion of the Deemed Total Capital Commitments attributable to the Partnership shall be deemed voted as the Limited Partners actually vote. Subject to the foregoing, this Agreement may be modified from time to time by the General Partner and a Majority in Interest of the Limited Partners; provided that the written consent of all Partners shall be required for any amendment which would do any of the following:

(i) increase the Capital Commitment of any Partner; (ii) modify the distributions of Operating Receipts or Investment Receipts in Section 5.2 or the allocations of Operating Income or Loss or Investment Gain or Loss in Section 5.7; (iii) extend the period in which additional Limited Partners may be admitted to the Partnership beyond 270 days as specified in Section 8.2; (iv) amend the Management Contract so as to increase the Management Fee or other compensation of the General Partner; (v) increase the percentage in interest of the Limited Partners needed to remove the General Partner under Section 8.5 or to terminate the Partnership under Section 11.1; or (vii) amend this Section 12.3; or (viii) amend, waive or remove any other right granted to the Limited Partners of this Partnership not granted to the limited partners of the Domestic Fund. No amendment may be made to any provision of this Agreement which contemplates action by a vote or consent of greater than a Majority in Interest of the Limited Partners without a vote or consent of such greater majority as therein specified.

     Section 12.4  Severability.
                   ------------

     If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby. Any default hereunder by a Limited Partner shall not excuse a default by any other Limited Partner.

     Section 12.5  Notices.
                   -------

     All notices, requests, demands and other communications shall be in writing and shall be deemed to have been duly given if personally delivered or sent by United States mails, or private or postal express mail service or by facsimile transmission confirmed by letter, if to the Partners, at the addresses set forth on Schedule 1 attached hereto, and if to the Partnership, to the General Partner at its address set forth in said Schedule, or to such other address as any Partner shall have last designated by notice to the Partnership and the other Partners, or as the General Partner shall have last designated by notice to the Limited Partners, as the case may be. Any notice shall be deemed received, unless earlier received, (i) if sent by first-class mail, postage prepaid, when actually received, (ii) if sent by private or postal express mail service, when actually received, (iii) if sent by facsimile transmission, on the date sent provided confirmatory notice is sent by first-class mail, postage prepaid, and
(iv) if delivered by hand, on the date of receipt.

     Section 12.6  Heirs and Assigns; Execution.
                   ----------------------------

     This Agreement (i) shall be binding on the executors, administrators, estates, heirs, legal representatives, successors, and assigns of the Partners; and (ii) may be executed in more than one counterpart with the same effect as if the parties executing the several counterparts had all executed one counterpart; provided, however, that the several counterparts, in the aggregate, shall have been signed by all of the Partners.

     Section 12.7  Waiver of Partition.
                   -------------------

     Except as may be otherwise provided by law in connection with the winding-up, liquidation and dissolution of the Partnership, each Partner hereby irrevocably waives any and all rights that it may have to maintain an action for partition of any of the Partnership's property.

     Section 12.8  Power of Attorney.
                   -----------------

     Concurrently with the execution of this Agreement, each Limited Partner shall execute a Power of Attorney in the form attached to the Subscription Agreement.

     Section 12.9  Headings.
                   --------

     The section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     Section 12.10 Further Actions.
                   ---------------

     Each Partner shall execute and deliver such other certificates, agreements and documents, and take such other actions, as may reasonably be requested by the General Partner in connection with the formation of the Partnership and the achievement of its purposes, including, without limitation, (i) any documents that the General Partner deems necessary or appropriate to form, qualify, or continue the Partnership as a limited partnership in all jurisdictions in which the Partnership conducts or plans to conduct business and (ii) all such agreements, certificates, tax statements and other documents as may be required to be filed in respect of the Partnership.

     Section 12.11 Gender, Etc.
                   -----------

     Whenever the context permits, the use of a particular gender shall include the masculine, feminine and neuter genders, and any reference to the singular or the plural shall be interchangeable with the other.

     Section 12.12 Tax Matters Partner.
                   -------------------

     The General Partner shall be designated as the Tax Matters Partner in accordance with Section 6231 of the Code and shall promptly notify the other partners if any tax return or report of the Partnership is audited or if any adjustments are proposed. In addition, the General Partner shall promptly furnish to the Partners all notices concerning administrative or judicial proceedings relating to federal income tax matters as required under the Code and shall supply such information to the Internal Revenue Service as may be necessary to identify the Partners as Notice Partners under Section 6231 of the Code. During the pendency of any administrative or judicial proceeding, the General Partner shall furnish to the Partners periodic reports concerning the status of any such proceeding. Without the consent of a Majority in Interest of the Partners, the General

Partner shall not extend the statute of limitations, file a request for administrative adjustment or enter into any settlement agreement relating to any Partnership item of income, gain, loss, deduction or credit for any fiscal year of the Partnership.

     Section 12.13  Applicable Law.
                    --------------

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

     Section 12.14  Avoidance of Trade or Business Status; Service-Related
                    ------------------------------------------------------
Income.
------

Notwithstanding anything to the contrary in this Agreement or otherwise:

     (a) The General Partner will use its best efforts to conduct the affairs of the Partnership so as to (i) avoid having the Partnership treated as engaged in a trade or business within the United States for purposes of Sections 864, 875, 882, and 1446 of the Code, (ii) conduct the affairs of the Partnership so that the Partnership does not invest in United States real property interests as that term is defined in Section 897 of the Code, and (iii) avoid investing or entering into contracts for the purchase or sale of commodities or in options or futures, including currency futures, other than options or other contracts for the acquisition or disposition of securities of a portfolio company.

     (b) Neither the General Partner, the Partnership, the principals of the General Partner nor any agents of the foregoing (in each case in their capacities as such, including actions relating to the Domestic Fund and the Prior Funds) shall:

     (i) engage in investments for the purpose of realizing a quick, immediate and profitable sale rather than holding the investment for long-term capital appreciation;

     (ii) invest in portfolio companies for relatively short holding periods, (e.g., engaging in quick sales in response to market fluctuations), or engage in frequent, short-term turnover of investments in portfolio companies (including leveraged financings, short sales, puts, calls, hedging transactions and purchases on margin) or a large number of such transactions;

     (iii) acquire an interest in a partnership, limited liability company, trust or other non-corporate entity that is engaged in a U.S. trade or business within the meaning of the Code;

     (iv) receive a fee for any management-, consulting- or promotion-type services provided to Portfolio Companies; or

     (v) engage in the management of the day-to-day operations of Portfolio Companies or perform any sustained or ongoing services; provided that no such persons shall be prohibited from serving as a member of the board of directors of Portfolio Companies.

          Accordingly, the General Partner agrees, to the extent legally permissible, to file all federal, state and local tax returns and reports of the Partnership in a manner consistent with such limitations. The General Partner shall not cause the Partnership to invest in any other partnership unless such other partnership agrees to use its best efforts to conduct its activities in a manner such that those activities will not cause the Partnership to be engaged in a trade or business within the United States for purposes of Sections 875, 882, 897 and 1446 of the Code.

     Section 12.15  Confidentiality.
                    ---------------

     The General Partner and the Partnership on behalf of themselves and their respective Affiliates, members, managers, employees and other agents (i) acknowledge, that, during the term of the Partnership, they may become aware of information relating to the Limited Partners and their respective principals, clients, Affiliates, partners, members, managers, employees, consultants and other agents, and (ii) agree, except as otherwise may be required by applicable law, to keep such information in strict confidence. In the event that the General Partner or the Partnership or any of their Affiliates or such other related persons is requested by any governmental body or in any legal proceeding to disclose information concerning any of the above persons or entities, such person will provide, to the extent not prohibited by applicable law, prompt notice to any such person so that such person may seek an appropriate protective order. This provision shall survive the termination of the Partnership and the Partnership Agreement.

     Section 12.16  Favorable Arrangements.
                    ----------------------

     The General Partner shall promptly disclose in writing to the Limited Partners of this Partnership any arrangement, agreement or provision relating to the Domestic Fund which provides a limited partner of the Domestic Fund with a material benefit which the Limited Partners of the Partnership do not have. The Limited Partners shall have thirty (30) days after receipt of such notice to inform the General Partner that such Limited Partner desires to have such favorable arrangement, agreement or provision apply to it in relation to the Partnership and/or this Agreement. Promptly upon receipt of such writing from the Limited Partner, the General Partner (on behalf of the Partnership) and such Limited Partner shall legally implement and document such favorable arrangement, agreement or provision.

     Section 12.17  Additional Co-Investments.
                    -------------------------

     Subject to the provisions of this Agreement and the Domestic Fund's Limited Partnership Agreement, the General Partner may, in its discretion, request that any Portfolio Company or other company offer each Limited Partner the opportunity to acquire the securities of such company (the "Additional Securities"). Any such offer shall be made pro rata to each Limited Partner based on its Capital Commitment and the capital commitment of the partners of the Domestic Fund, provided that strategic partners of the CMGI Funds or the Domestic Fund may be offered in excess of their pro rata shares if and to the extent such an investment would benefit the Portfolio Company. In the event that one or more of such Limited Partners desires to acquire such Additional Securities, such investment shall be made outside of the Partnership (either directly or in an entity to be designated by any such Limited Partner), and each Limited Partner that so invests shall agree to pay the General Partner an amount in cash or in-kind (in the discretion of the Limited Partner) equal to ten percent (10%) of the appreciation in value, if any, of the Additional Securities, such amount to be determined and payable upon the earlier of (i) the disposition of such Additional Securities by such Limited Partner (or its designee), (ii) in the case of Additional Securities issued by Portfolio Companies of the Partnership, the distribution or liquidation by the Partnership of the securities of such company, or (iii) in the case of Additional Securities issued by companies which are not Portfolio Companies of the Partnership, the termination of the Partnership. In the event that Additional Securities have been issued by Portfolio Companies of the Partnership or the Domestic Fund, the General Partner shall sell or otherwise dispose of the Additional Securities at the same time and based upon the same terms and conditions (including but not limited to price) as the Partnership's or Fund's sale or disposal of securities of such portfolio company.

     IN WITNESS WHEREOF, the parties to this Agreement have executed the same as of the date first above set forth.


                                    GENERAL PARTNER

                                    @VENTURES EXPANSION PARTNERS, LLC


                                    By:  /s/ Denise W. Marks
                                         -------------------

                                    Name:  Denise W. Marks

                                    Title: Managing Member


                                    LIMITED PARTNERS:


                                    By:  @VENTURES EXPANSION PARTNERS, LLC,
                                         Their Attorney in Fact


                                    By:  /s/ Denise W. Marks
                                         -------------------

                                    Name:  Denise W. Marks

                                    Title: Managing Member